PAGE 1

          Prospectus for the T. Rowe Price New Income Fund, Inc., dated October 1, 1995, should be inserted here.

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NEW INCOME
FUND

PROSPECTUS
JULY 1, 1994
T. ROWE PRICE
NEW INCOME FUND, INC.[REGISTERED TRADEMARK]

TABLE OF CONTENTS

FUND INFORMATION
Investment Objective and Program.............................................2
Summary of Fund Fees and Expenses............................................2
Financial Highlights.........................................................3
Investment Policies..........................................................4
Performance Information......................................................8
Capital Stock................................................................8
Debt Securities..............................................................9
NAV, Pricing, and Effective Date............................................10
Receiving Your Proceeds.....................................................10
Dividends and Distributions.................................................11
Taxes.......................................................................11
Management of the Fund......................................................12
Expenses and Management Fee.................................................12
HOW TO INVEST
Shareholder Services........................................................13
Conditions of Your Purchase.................................................14
Completing the New Account Form.............................................16
Opening a New Account.......................................................16
Purchasing Additional Shares................................................17
Exchanging and Redeeming Shares.............................................18

INVESTMENT SUMMARY
The Fund's objective is the highest level of income over time consistent with the preservation of capital through investment primarily in marketable debt securities.
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T. ROWE PRICE
100% No Load. This Fund has no sales charges, no redemption fees, and no 12b-1 fees. 100% of your investment is credited to your account.

Services.   T.   Rowe  Price  provides  easy  access  to  your  money  through checkwriting, bank wires, or telephone redemptions and offers easy exchange to other T. Rowe Price Funds.

T. Rowe Price Associates, Inc. (T. Rowe Price) was founded in 1937 by the late Thomas Rowe Price, Jr. As of February 28, 1994, the firm and its affiliates managed over $54 billion for approximately three million individual and institutional investors.
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This prospectus contains information you should know about the Fund before you invest. PLEASE KEEP IT FOR FUTURE REFERENCE. A Statement of Additional Information for the Fund (dated July 1, 1994) has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It is available at no charge by calling: 1-800-638-5660.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT
OBJECTIVE AND
PROGRAM

PROGRAM
SUMMARY

The following table summarizes the quality, yield, price characteristics, and maturity of the Fund which might be expected under normal circumstances.

                                                 Share price               Expected
Credit quality          Yield                 fluctuation (NAV)        average maturity
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  4 highest    Higher than a fund with Greater fluctuation than a fund  No restriction shorter-term securities  with shorter-term securities
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    The Fund's investment objective is to seek the highest level of income over time consistent with the preservation of capital through investment primarily in marketable debt securities. The Fund's share price and yield will fluctuate with changing market conditions, and your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the bond market. The Fund cannot guarantee it will achieve its investment objective.
    The   Fund   invests  in  long,  intermediate  and  short-term  corporate, government and mortgage debt securities. The Fund has no maturity restrictions, but the average portfolio maturity is generally expected to be between four and nine years although it may vary significantly. At least 80% of the Fund's total assets will be invested in income-producing securities. The Fund will only purchase securities rated investment grade by at least one of the established public rating agencies (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation (S&P) or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. (Moody's)) or, if unrated, of equivalent investment quality as determined by the Fund's investment manager, T. Rowe Price. This policy does not prohibit the Fund from retaining a security which is downgraded after purchase. Debt securities within the top two credit categories comprise what are generally known as high-grade bonds. Investment-grade securities include a range of securities from the highest rated to medium quality (BBB). Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances and the securities at the lower end of the BBB category have certain speculative characteristics.
    Please see INVESTMENT POLICIES for a more complete description of the Fund's investments.
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SUMMARY OF
FUND FEES
AND EXPENSES

THE FUND IS 100% NO-LOAD . . . you pay no fees to purchase, exchange or redeem shares, nor any ongoing marketing (12b-1) expenses. Lower expenses benefit you by increasing your investment return from the Fund.
    Shown below are all expenses and fees the Fund incurred during its 1994 fiscal year. Where applicable, expenses were restated to reflect current fees. Expenses are expressed as a percent of fiscal 1994 average Fund net assets. More information about these expenses may be found below and under EXPENSES AND MANAGEMENT FEE and in the Statement of Additional Information under MANAGEMENT FEE AND LIMITATION ON FUND EXPENSES.

SHAREHOLDER TRANSACTION EXPENSES                 ANNUAL FUND EXPENSES
Sales load "charge" on purchases            NONE Management fee                       0.50%
Sales load "charge" on reinvested dividends NONE Total other (Shareholder servicing,
Redemption fees                             NONE   custodial, auditing, etc.)[dagger] 0.32%
Exchange fees                               NONE Distribution fees (12b-1)            NONE
                                                                                      -----
                                                   TOTAL FUND EXPENSES                0.82%

[dagger] The Fund charges a $5.00 fee for wire redemptions under $5,000, subject to change without notice.

Example of
Fund expenses.

The following example illustrates the expenses you would incur on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. For example, expenses for the first year in the Fund would be $8. THIS IS AN ILLUSTRATION ONLY. Actual expenses and performance may be more or less than shown.

       1 Year---$8    3 Years---$26    5 Years---$46    10 Years---$101

MANAGEMENT FEE. The Fund pays T. Rowe Price an investment management fee consisting of a flat Individual Fund Fee of 0.15% of the Fund's net assets and a Group Fee, defined on page 12 under EXPENSES AND MANAGEMENT FEE, of 0.34% as of February 28, 1994. Thus, the total combined management fee for the Fund would be 0.49% of net assets.

TRANSFER AGENT, SHAREHOLDER SERVICING, AND ADMINISTRATIVE COSTS. The Fund paid fees to: (i) T. Rowe Price Services, Inc. (TRP Services) for transfer and dividend disbursing agent functions and shareholder services for all accounts;
(ii) T. Rowe Price Retirement Plan Services, Inc. for subaccounting and recordkeeping services for certain retirement accounts; and (iii) T. Rowe Price for calculating the daily share price and maintaining the portfolio and general accounting records of the Fund. These fees totaled approximately $623,000, $2,292,000, and $141,000, respectively.
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FINANCIAL
HIGHLIGHTS

The following table provides information about the Fund's financial history. It is based on a single share outstanding throughout each fiscal year (which ends on the last day of February). The most recent five years of the table are part of the Fund's financial statements which are included in the Fund's annual report and incorporated by reference into the Statement of Additional Information. The financial statements in the annual report have been audited by Price Waterhouse, independent accountants, whose unqualified report covers the most recent five-year period.

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                     Investment Activities       Distributions     End of Period
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                             Net
                             Real-                                                                       Ratio
                             ized                                           Total                       of Net
             NET              and                                          Return               Ratio   Invest-  Port-
            ASSET           Unreal-   TOTAL                               (Includes               of     ment    folio
            VALUE,           ized     FROM                          NET     Rein-      Net     Expenses Income   Turn-
            BEGIN-   Net     Gain    INVEST-   Net    Net   TOTAL  ASSET   vested     Assets      to      to      over
Year         NING  Invest- (Loss) on  MENT   Invest- Real-   DIS-  VALUE,   Divi-      (in     Average  Average   Rate
Ended,        OF    ment    Invest-  ACTIVI-  ment    ized  TRIBU- END OF  dends)     thou-      Net      Net   [dagger]
February 28  YEAR  Income    ments    TIES   Income   Gain  TIONS   YEAR  [dagger]    sands)    Assets  Assets  [dagger]
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1985        $8.24   $.94    $(.06)    $.88   $(.94)    -    $(.94) $8.18    11.3%    $707,713   0.64%   11.53%   155.0%
1986         8.18    .88      .77     1.65    (.88)    -     (.88)  8.95    21.4%     936,137   0.66%   10.39%   184.9%
1987         8.95    .75      .22      .97    (.75)    -     (.75)  9.17    11.2%     939,078   0.65%    8.22%   125.4%
1988         9.17    .76     (.41)     .35    (.76)    -     (.76)  8.76     4.3%     834,487   0.80%    8.77%   157.9%
[dagger]
[dagger]
[dagger]
1989         8.76    .81     (.50)     .31    (.81)    -     (.81)  8.26     3.7%     860,231   0.91%    9.50%    91.8%
1990         8.26    .75      .12      .87    (.75)  $(.01)  (.76)  8.37    10.7%     992,566   0.86%    8.85%    51.1%
1991         8.37    .70      .24      .94    (.70)  (.01)   (.71)  8.60    11.8%   1,130,857   0.88%    8.33%    20.7%
1992         8.60    .67      .36     1.03    (.67)  (.02)   (.69)  8.94    12.4%   1,306,674   0.87%    7.64%    49.7%
[dagger]
[dagger]
[dagger]
1993         8.94    .57      .30      .87    (.57)    -     (.57)  9.24    10.1%   1,527,299   0.84%    6.36%    85.8%
1994         9.24    .54     (.05)     .49    (.54)  (.07)   (.61)  9.12     5.4%   1,457,959   0.82%    5.77%    58.3%
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                [dagger] Total  return  reflects  the  following  capital gain distributions: long-term gains of $0.01 and $0.07 on 1/4/78 and 12/31/93, respectively, short-term gains of $0.01 and $0.02 on 12/31/90 and 12/31/91, respectively.
        [dagger][dagger] Portfolio  turnover  rate  prior to February 28, 1986 excludes long-term U.S. government securities.
[dagger][dagger][dagger] Year ended February 29.

INVESTMENT
POLICIES

The Fund's investment program and policies are subject to further restrictions and risks which are described in the Statement of Additional Information. The Fund will not make a material change in its investment objective or fundamental policies without obtaining shareholder approval. The Fund's investment program, unless otherwise specified, is not a fundamental policy and may be changed without shareholder approval. The Fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. Shareholders will be notified of any material change in the investment program.
    The Fund may purchase any type of income producing security including, but not limited to, asset-backed securities, bank obligations, collateralized mortgage obligations (CMOs), commercial paper, corporate debt securities, foreign securities, mortgage-backed securities, private placements, savings and loan obligations, securities of supranational organizations, and U.S. government and agency obligations. The Fund may also purchase income-producing securities on a when-issued basis. Certain of the Fund's portfolio securities may have adjustable rates and periodic demand features. Some of these investments and others are described below.

ASSET-BACKED SECURITIES. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
    The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

CASH RESERVES. The Fund will hold a portion of its assets in short-term money market securities maturing in one year or less. The reserve position serves three principal purposes: first, it provides flexibility in meeting redemptions, expenses, and the timing of new investments, second, it can aid in structuring the Fund's weighted average maturity, and third, it can serve as a short-term defense during periods of unusual market volatility. The Fund's investments in cash reserves will be consistent with its investment objective and program and the quality standards of the Fund.

CONVERTIBLE SECURITIES, PREFERRED AND COMMON STOCK, AND WARRANTS. Without regard to quality, the Fund may invest up to 25% of its total assets (not including cash) in preferred and common stocks and convertible securities, convertible into or which carry warrants for common stocks or other equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners.
Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant (generally, two or more years).

FOREIGN CURRENCY TRANSACTIONS. Foreign securities of the Fund are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Fund will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts.

    The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. Generally, the Fund would use such contracts when: (1) the Fund desires to "lock in" the U.S. dollar price of a foreign security which the Fund has agreed to buy or sell; (2) T. Rowe Price believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Fund may enter into a forward contract to sell or buy the amount of the former currency (or another currency which acts as a proxy for the currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. (This second investment practice is generally referred to as "cross hedging." T. Rowe Price does not intend to enter into forward contracts under this second circumstance if, as a result, the Fund will have more than 20% of the value of its net assets committed to the consummation of such contracts.); or (3) the Fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument---the security would be issued by a U.S. issuer but the dollar component would be transformed into a foreign currency through a forward contract.
    The Fund may enter into forward contracts for other purposes as well. Although foreign currency transactions will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result.

FOREIGN SECURITIES. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The Fund may also invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside the United States. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

FUTURES CONTRACTS AND OPTIONS. The Fund may enter into interest rate or currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of interest rates or currency exchange rates, to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund or as an efficient means of adjusting its exposure to the bond and currency markets. The Fund will not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value. The Fund may purchase, sell or write call and put options on securities, currencies and financial indices. The aggregate market value of the Fund's currencies or portfolio securities covering call or put options will not exceed 25% of the Fund's total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing call or put options. Futures contracts and options can be highly volatile and could result in reduction of the Fund's total return and the Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. The Fund's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if the Fund is unable to close out its position due to disruptions in the market or lack of liquidity.

HYBRID INSTRUMENTS. These instruments can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be related (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and yield enhancement. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of hybrids could be zero. Hybrids can have volatile prices and limited liquidity. The purchase of hybrids exposes the Fund to the credit risk of the issuer of the hybrid and their use by the Fund may not be successful. The Fund may invest up to 10% of its total assets in hybrid instruments.

ILLIQUID SECURITIES. The Fund may acquire illiquid securities (no more than 15% of net assets). Because an active trading market does not exist for such securities, the sale of such securities may be subject to delay and additional costs.

LENDING OF PORTFOLIO SECURITIES. As a fundamental policy, for the purpose of realizing additional income, the Fund may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

MORTGAGE-BACKED SECURITIES. The Fund may invest without limitation in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies and savings and loans. Some government securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not.
    Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. Unscheduled prepayments on mortgage securities purchased at a premium will cause such securities to be paid off at par, resulting in a loss to the Fund. Unscheduled prepayments of principal also shorten the securities' weighted average life. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. Mortgage securities include the following:
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into groups (or tranches) with varying maturities and the cash flows from the underlying mortgages are used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

    STRIPPED MORTGAGE SECURITIES. The Fund may invest up to 10% of its total assets in stripped mortgage securities. With such securities, the principal and interest payments on a pool of mortgages in a CMO are separated or "stripped" to create two classes of securities. In general, the interest-only, or "IO" class of stripped securities, receives all interest and no principal payments, while the principal-only, or "PO" class, is entitled to receive all principal and no interest payments. Stripped mortgage securities can be extremely volatile and are expected to be acutely sensitive to fluctuations in interest rates and prepayment rates on the mortgages underlying stripped securities. There is, of course, no guarantee the Fund's use of these investments will be successful and the Fund's total return could be adversely affected as a result.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

UTILITY INDUSTRY CONCENTRATION. As a matter of fundamental policy, the Fund will, under certain conditions, invest up to 50% of its assets in any one of the following industries: gas utility, gas transmission utility, electric utility, telephone utility, and petroleum. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, availability of capital to finance operations and construction programs, and federal and state legislative and regulatory actions. T. Rowe Price believes that any risks to the Fund which might result from concentrating in any such industry will be minimized by diversification of the Fund's investments.

PORTFOLIO TURNOVER. The Fund will not generally trade in securities for short-term profits but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The Fund's portfolio turnover rates for the fiscal years ended February 28, 1994, February 28, 1993, and February 29, 1992, were 58.3%, 85.8%, and 49.7%, respectively.

FUNDAMENTAL INVESTMENT RESTRICTIONS. As a matter of fundamental policy, the Fund will not, among other things: (1) purchase a security of any issuer if, as a result, it would, with respect to 75% of its assets, cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets or cause the Fund to own more than 10% of the outstanding voting securities of the issuer, provided that these limitations do not apply to the Fund's purchases of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (2) borrow money except for temporary non-leveraging purposes from banks in amounts not exceeding 331\Z\Z3% of its total assets to facilitate redemption requests, or for emergency, administrative or other proper purposes.

OTHER INVESTMENT POLICIES. As a matter of operating policy, the Fund will not, among other things: (1) in any manner transfer as collateral for indebtedness any securities owned by the Fund except in connection with permissible borrowings or investments, but no such transfer will exceed 33 1/3% of its total assets, and (2) purchase additional securities when money borrowed exceeds 5% of the Fund's total assets.

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PERFORMANCE
INFORMATION

TOTAL RETURN. The Fund may advertise total return figures on both a cumulative and compound average annual basis and compare them to various indices (e.g., the S&P 500), other mutual funds or other performance measures. Cumulative total return compares the amount invested at the beginning of a period with the amount redeemed at the end of the period, assuming the reinvestment of all dividends and capital gain distributions. The compound average annual total return indicates a yearly compound average of the Fund's performance, derived from the cumulative total return. The annual compound rate of return for the Fund may vary from any average. Further information about the Fund's performance is contained in its annual report which is available free of charge.

YIELD. The Fund may advertise a yield figure derived by dividing the Fund's net investment income per share (as defined by applicable SEC regulations) during a 30-day base period by the per-share price on the last day of the base period.
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CAPITAL STOCK

The Fund is a Maryland corporation organized in 1973 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company, commonly known as a "mutual fund." A mutual fund, such as the Fund, enables shareholders to: (1) obtain professional management of investments, including T. Rowe Price's proprietary research; (2) diversify their portfolio to a greater degree than would be generally possible if they were investing as individuals and thereby reduce, but not eliminate risks; and (3) simplify the recordkeeping and reduce transaction costs associated with investments.
    The  Fund  has  an  Advisory  Committee composed of the following members:
Charles P. Smith, Chairman, Paul W. Boltz, Shawn P. Burke, Robert P. Campbell, Heather R. Landon, Edmund M. Notzon, Robert M. Rubino, Thomas E. Tewksbury, Peter Van Dyke, and Gwendolyn G. Wagner. The Committee Chairman has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund's investment program. Mr. Smith has been Chairman of the Committee since 1988. He joined T. Rowe Price in 1972 and has been managing investments since 1975.

SHAREHOLDER RIGHTS. The Fund issues one class of capital stock, all shares of which have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. Fractional shares have voting rights and participate in any distributions and dividends. Shareholders have no preemptive or conversion rights; nor do they have cumulative voting rights. When the Fund's shares are issued, they are fully paid and nonassessable. The Fund does not routinely hold annual meetings of shareholders. However, if shareholders representing at least 10% of all votes of the Fund entitled to be cast so desire, they may call a special meeting of shareholders of the Fund for the purpose of voting on the question of the removal of any director(s). The total authorized capital stock of the Fund consists of 300,000,000 shares, each having a par value of $1.00. As of February 28, 1994, there were 47,130 shareholders in the Fund and a total of 3,225,724 shareholders in the other 54
T. Rowe Price Funds.

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DEBT
SECURITIES

TOTAL RETURN COMPONENTS. The total return from the Fund consists of the change in its net asset value per share and the income it generates. The net asset value of the Fund will be affected primarily by changes in interest rate levels, the maturity of individual portfolio holdings, and the quality of the securities held.

A general explanation.

INTEREST RATES. A bond is a contractual obligation to repay a stated debt amount (the principal) on a specified date (the maturity) plus a specified rate of interest for the use of the money. Most bonds pay a fixed rate of interest known as the coupon rate which is fixed for the term of the bond. A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates.

MATURITY. Movements in interest rates typically have a greater effect on the prices of longer term bonds than on those with shorter maturities. The following table illustrates the effect of a change in interest rates on a $1,000 bond with a 7% coupon.

                                  Principal value if rates:
                                -----------------------------
Bond--Maturity                  Increase 1%       Decrease 1%
-------------------------------------------------------------
Short-intermediate---2 years       $982             $1,019
Intermediate---5 years             $959             $1,043
Long-term---20 years               $901             $1,116
-------------------------------------------------------------
This table is for illustrative purposes only and should not be taken as representative of expected changes in the share price of the Fund.

    T. Rowe Price will actively manage the Fund's portfolio maturity, consistent with the Fund's objective, according to its interest rate outlook. During periods of rising interest rates, a shorter average maturity may be adopted to cushion the effect of falling bond prices on the Fund's share price. When rates are falling and bond prices are rising, a longer average maturity may be sought.

CREDIT ANALYSIS. The quality of a bond is measured by credit risk\Q\Pthe ability of the issuer to meet interest and principal payments on a timely basis. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. High-quality bonds involve less credit risk and typically offer a lower yield than bonds of low quality. In determining the quality of an issuer, T. Rowe Price considers publicly available ratings, but places primary emphasis on its own credit analysis. This analysis may differ from the evaluations of public rating agencies, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. T. Rowe Price may also buy bonds from unrated issuers, which are not necessarily of lower quality, but may be less marketable.

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FUND OPERATIONS
AND SERVICES

The following sections apply to all taxable T. Rowe Price Bond and Money Funds. Bond Funds include all T. Rowe Price fixed income funds with a fluctuating NAV.
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NAV,
PRICING, AND
EFFECTIVE
DATE

NET ASSET VALUE PER SHARE (NAV). The NAV per share, or share price, for the Bond Funds is normally determined as of 4:00 pm Eastern Time (ET) each day the New York Stock Exchange is open. The NAV for the Money Funds is also calculated at 12:00 noon ET every day the Exchange is open. The Fund's share price is calculated by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at market as well as income accrued but not yet received. The Money Funds utilize amortized cost value on those securities with remaining maturities of 60 days or less.

If your order is received in
good order before 4:00
pm ET, you will receive
that day's NAV.

    PURCHASED SHARES are priced at that day's NAV if your request is received before 4:00 pm ET in good order. (See Completing the New Account Form and Opening A New Account.) If received later than 4:00 pm ET, shares will be priced at the next business day's NAV.

    REDEMPTIONS are priced at that day's NAV if your request is received before 4:00 pm ET in good order at the transfer agent's offices at T. Rowe Price Account Services, P.O. Box 89000, Baltimore, MD 21289-0220. If received after 4:00 pm ET, shares will be priced at the next business day's NAV.
    Also, we cannot accept requests which specify a particular date for a purchase or redemption or which specify any special conditions. If your redemption request cannot be accepted, you will be notified and given further instructions.

    EXCHANGES are normally priced in the same manner as purchases and redemptions. However, if you are exchanging into a bond or money fund and the release of your exchange proceeds is delayed for the allowable five business days (see Receiving Your Proceeds), you will not begin to earn dividends until the sixth business day after the exchange.

The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the New York Stock Exchange closes at a time other than 4:00 pm ET or an emergency exists.
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RECEIVING
YOUR
PROCEEDS

Redemption proceeds are mailed to the address or sent by wire or ACH transfer to the bank account designated on your New Account Form. They are generally sent the next business day after your redemption request is received in good order. Proceeds sent by bank wire should be credited to your bank account the next business day and proceeds sent by ACH transfer should be credited the second day after the sale. In addition, under certain conditions and when deemed to be in the best interests of the Fund, redemption proceeds may not be sent for up to five business days after your request is received to allow for the orderly liquidation of securities. Requests by mail for wire redemptions (unless previously authorized) must have a signature guarantee.
    ACH (Automated Clearing House) is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 credit unions, banks and savings banks which electronically exchange the transactions primarily through the Federal Reserve Banks.

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DIVIDENDS AND
DISTRIBUTIONS

The Fund distributes all net investment income and capital gains to shareholders. Dividends are declared daily and paid monthly. Capital gain distributions, if any, are normally paid in December and/or March. Dividends and distributions declared by the Fund will be reinvested unless you choose an alternative payment option on the New Account Form. Dividends not reinvested are paid by check or transmitted to your bank account via ACH. If the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the then current NAV and to reinvest all subsequent distributions in shares of the Fund.

PURCHASES. Each day, the Money Funds declare a dividend to shareholders of record as of 12:00 noon ET on that day; and the Bond Funds declare a dividend to shareholders of record as of 4:00 pm ET on the previous day. For the Money Funds, wire purchase orders effective before 12:00 noon ET receive the dividend for that day; other purchase orders receive the dividend for the next business day after receipt. For the Bond Funds, you will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received.

REDEMPTIONS. Shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
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TAXES

Form 1099-DIV
will be mailed
to you in January.

DIVIDENDS AND DISTRIBUTIONS. In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of your dividends and capital gain distributions. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year they are declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends and short-term capital gain distributions are taxable as ordinary income; long-term capital gain distributions are taxable as long-term capital gains. The capital gain holding period is determined by the length of time the Fund has held the securities, not the length of time you have owned Fund shares.

SHARES SOLD (EXCLUDING MONEY FUNDS). A redemption or exchange of Fund shares is treated as a sale for tax purposes which will result in a short or long-term capital gain or loss, depending on how long you have owned the shares. If you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any capital gain distribution received. In January, the Bond Funds will mail you Form 1099-B indicating the trade date and proceeds from all sales and exchanges.

UNDISTRIBUTED GAINS (EXCLUDING MONEY FUNDS). At the time of purchase, the share price of a Bond Fund may reflect undistributed capital gains or unrealized appreciation of securities. Any capital gains from these amounts which are later distributed to you are fully taxable.

FOREIGN TRANSACTIONS (NEW INCOME, SHORT-TERM BOND AND HIGH YIELD FUNDS). Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing a Fund's net income, a portion of the dividends may be classified as a return of capital (which lowers your tax basis). If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce that Fund's dividends.

TAX-QUALIFIED RETIREMENT PLANS. Tax-qualified retirement plans generally will not be subject to federal tax liability on either distributions from the Fund or redemption of shares of the Fund. Rather, participants in such plans will be taxed when they begin taking distributions from the plans.
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MANAGEMENT OF
THE FUND

INVESTMENT MANAGER. T. Rowe Price is responsible for selection and management of the Fund's portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited and real estate partnerships and other mutual funds.

BOARD OF DIRECTORS/TRUSTEES. The management of the Fund's business and affairs is the responsibility of the Fund's Board of Directors/Trustees.

PORTFOLIO TRANSACTIONS. Decisions with respect to the purchase and sale of the Fund's portfolio securities are made by T. Rowe Price.
    New Income, Short-Term Bond and High Yield Funds. The Fund's Board of Directors/Trustees has authorized T. Rowe Price to utilize certain brokers indirectly related to T. Rowe Price in the capacity of broker in connection with the execution of the Fund's portfolio transactions.

INVESTMENT SERVICES. T. Rowe Price Investment Services, Inc., a wholly-owned subsidiary of T. Rowe Price, is the distributor for this Fund as well as all other T. Rowe Price Funds.

TRANSFER   AND   DIVIDEND   DISBURSING   AGENT,   SHAREHOLDER   SERVICING  AND
ADMINISTRATIVE. TRP Services, a wholly-owned subsidiary of T. Rowe Price, serves the Fund as transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., a wholly-owned subsidiary of T. Rowe Price, performs subaccounting and recordkeeping services for shareholder accounts in certain retirement plans investing in the Price Funds. T. Rowe Price calculates the daily share price and maintains the portfolio and general accounting records of the Fund. The address for TRP Services and T. Rowe Price Retirement Plan Services, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.
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EXPENSES AND
MANAGEMENT
FEE

The Fund bears all expenses of its operations other than those incurred by T. Rowe Price under its Investment Management Agreement with T. Rowe Price. Fund expenses include: the management fee; shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors'/trustees' fees and expenses.

MANAGEMENT FEE. The Fund pays T. Rowe Price an investment management fee consisting of an Individual Fund Fee and a Group Fee. See Summary of Fund Fees and Expenses for the Individual Fund Fee. The Group Fee varies and is based on the combined net assets of all mutual funds sponsored and managed by T. Rowe Price and Rowe Price-Fleming International, Inc., excluding T. Rowe Price Spectrum Fund, Inc., and any institutional or private label mutual funds, and distributed by T. Rowe Price Investment Services, Inc.

    The Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. The table below shows the annual Group Fee rate at various asset levels of the combined Price Funds:

      0.480% First $1 billion          0.350% Next $2 billion
      0.450% Next $1 billion           0.340% Next $5 billion
      0.420% Next $1 billion           0.330% Next $10 billion
      0.390% Next $1 billion           0.320% Next $10 billion
      0.370% Next $1 billion           0.310% Thereafter
      0.360% Next $2 billion

Based on combined Price Funds' assets of approximately $36.1 billion at February 28, 1994, the Group Fee was 0.34%.
-------------------------------------------------------------------
SHAREHOLDER
SERVICES

The  following is a brief summary of services available to shareholders in the
T. Rowe Price Funds, some of which may be restricted or unavailable to retirement plan accounts. You must authorize most of these services on a New Account or Shareholder Services Form. Services may be modified or withdrawn at any time without notice. Please verify all transactions on your confirmation statements promptly after receiving them. Any discrepancies must be reported to Shareholder Services immediately.

AUTOMATIC ASSET BUILDER. You can have us move $50 or more on the same day each month from your bank account or invest $50 or more from your paycheck into any
T. Rowe Price Fund.

CHECKWRITING SERVICE (NOT AVAILABLE IN HIGH YIELD FUND). There is no charge for this service and you may write an unlimited number of checks. Minimum check amount is $500. Remember that a checkwriting redemption in the Bond Funds will be treated as a capital gain or loss transaction for tax purposes.
    This service is subject to State Street Bank's rules and regulations and is governed by Massachusetts Uniform Commercial Code. Stop payment instructions must be given by calling Shareholder Services.

Investor Services
1-800-638-5660
1-410-547-2308

DISCOUNT BROKERAGE SERVICE. You can trade stocks, bonds, options, CDs, Treasury Bills, and precious metals at substantial savings through our Discount Brokerage Service. Call Investor Services for more information.

EXCHANGE SERVICE. You can move money from one account to an existing identically registered account or open a new identically registered account. Remember that, for tax purposes, an exchange is treated as a redemption and a new purchase. Exchanges into a state tax-free fund are limited to investors residing in states where those funds are qualified for sale. Some of the T. Rowe Price Funds may impose a redemption fee of .50-2%, payable to such Funds, on shares held for less than one year, or in some funds, six months.

RETIREMENT PLANS. For details on IRAs, please call Investor Services. For details on all other retirement plans, please call our Trust Company at 1-800-492-7670.

Shareholder Services
1-800-225-5132
1-410-625-6500

TELEPHONE SERVICES. The following services are explained fully in the Services Guide, which is mailed to new T. Rowe Price investors. If you don't have a copy, please call Shareholder Services. (All telephone calls to Shareholder Services and Investor Services are recorded in order to protect you, the Fund, and its agents.)
    24-HOUR SERVICE. Tele*Access[registered trademark] provides information on yields, prices, latest dividends, account balances, and last transaction as well as the ability to request prospectuses and account forms and initiate purchase, redemption and exchange orders (if you have established Telephone Services). Just call 1-800-638-2587 and press the appropriate codes into your touch-tone phone. PC*Access[registered trademark] provides the same information as Tele*Access, but on a personal computer. ELECTRONIC TRANSFERS. We offer three free methods for purchasing or redeeming Fund shares in amounts of $100 to $100,000 through ACH transfers between your bank checking and fund accounts:
        ---By    calling    Shareholder   Services   during   business   hours
           (Tele-Connect[registered trademark]);
        ---By touch-tone phone any day, any time (Tele*Access);
        ---By personal computer any day, any time (PC*Access).
    If your bank checking and fund account are not identically registered, you will need a signature guarantee to establish this service.
    WIRE TRANSFERS. Wire transfers can be processed through bank wires (a $5 charge applies to redemption amounts under $5,000, and your bank may charge you for receiving wires). While this is usually the quickest transfer method, the Fund reserves the right to temporarily suspend wires under unusual circumstances.
------------------------------------------------------------------------------
CONDITIONS
OF YOUR
PURCHASE

ACCOUNT BALANCE. If your account drops below $1,000 for three months or more, the Fund has the right to close your account, after giving 60 days' notice, unless you make additional investments to bring your account value to $1,000 or more.

BROKER-DEALERS. Purchases or redemptions through broker-dealers, banks, and other institutions may be subject to service fees imposed by those entities. No such fees are charged by T. Rowe Price Investment Services or the Fund if shares are purchased or redeemed directly from the Fund.

EXCESSIVE TRADING AND EXCHANGE LIMITATIONS. To protect Fund shareholders against disruptions in portfolio management which might occur as a result of too frequent buy and sell activity and to minimize Fund expenses associated with such transaction activity, the Fund prohibits excessive trading in any account (or group of accounts managed by the same person). Within any 120 consecutive-day period, investors may not exchange between Price Funds more than twice or buy and sell the Price Funds more than once, if the transactions involve substantial assets or a substantial portion of the assets in the account or accounts. This policy is applied on a multi-fund basis. Any transactions above and beyond these guidelines will be considered to be excessive trading, and the investor may be prohibited from making additional purchases or exercising the exchange privilege.

This policy does not apply to exchanges solely between, or purchases and sales solely of, the Price Money Funds, nor does it apply to simple redemptions from any Fund.

NONPAYMENT. If your check, wire or ACH transfer does not clear, or if payment is not received for any telephone purchase, the transaction will be cancelled and you will be responsible for any loss the Fund or Investment Services incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in this Fund or any other T. Rowe Price Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in any of the T. Rowe Price Funds.

U.S. DOLLARS. All purchases must be paid for in U.S. dollars, and checks must be drawn on U.S. banks.

REDEMPTIONS IN EXCESS OF $250,000. Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of the Fund's net assets, in any 90-day period, the Fund may in its discretion: (1) pay the difference between the redemption amount and the lesser of these two figures with securities of the Fund or (2) delay the transmission of your proceeds for up to five business days after your request is received.

SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Fund by verifying your signature. You will need one to:
    (1) Establish certain services after the account is opened.
    (2) Redeem over $50,000 by written request (unless you have authorized Telephone Services).
    (3) Redeem shares when proceeds are: (i) being mailed to an address other than the address of record, (ii) made payable to other than the registered owner(s), or (iii) being sent to a bank account other than the bank account listed on your fund account.
    (4) Transfer shares to another owner.
    (5) Send us written instructions asking us to wire redemption proceeds (unless previously authorized).
    (6) Establish Electronic Transfers when your bank checking and fund account are not identically registered.
These requirements may be waived or modified in certain instances.

    Acceptable guarantors are all eligible guarantor institutions as defined by the Securities Exchange Act of 1934 such as: commercial banks which are FDIC members, trust companies, firms which are members of a domestic stock exchange, and foreign branches of any of the above. We cannot accept guarantees from institutions or individuals who do not provide reimbursement in the case of fraud, such as notaries public.

TELEPHONE EXCHANGE AND REDEMPTION. Telephone exchange and redemption are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The Fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine. If these procedures are not followed, it is the opinion of certain regulatory agencies that the Fund may be liable for any losses that may result from acting on the instructions given. All conversations are recorded, and a confirmation is sent within five business days after the telephone transaction.

TEN-DAY HOLD. The mailing of proceeds for redemption requests involving any shares purchased by personal, corporate or government check, or ACH transfer is generally subject to a 10-calendar day delay to allow the check or transfer to clear. The 10-day clearing period does not affect the trade date on which your purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. The 10-day hold does not apply to purchases made by wire, Automatic Asset Builder-Paycheck, or cashier's, treasurer's, or certified checks.

THE FUND AND ITS AGENTS RESERVE THE RIGHT TO: (1) reject any purchase or exchange, cancel any purchase due to nonpayment, or reject any exchange or redemption where the Fund has not received payment; (2)waive or lower the investment minimums; (3) accept initial purchases by telephone or mailgram;
(4) waive the limit on subsequent purchases by telephone; (5) reject any purchase or exchange prior to receipt of the confirmation statement; (6) redeem your account (see Tax Identification Number); (7) modify the conditions of purchase at any time; (8) reject any check not made directly payable to the Fund or T. Rowe Price (call Shareholder Services for more information) and (9) act on any instruction believed to be genuine.
------------------------------------------------------------------------------
COMPLETING
THE NEW
ACCOUNT FORM

TAX IDENTIFICATION NUMBER. We must have your correct social security or corporate tax identification number and a signed New Account Form or W-9 Form. Otherwise, federal law requires the Fund to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to a fine. You also will be prohibited from opening another account by exchange. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

You must provide your
tax ID number and sign
the New Account Form.

    Unless you otherwise request, one shareholder report will be mailed to multiple account owners with the same tax identification number and same zip code and to those shareholders who have requested that their accounts be combined with someone else's for financial reporting.

ACCOUNT REGISTRATION. If you own other T. Rowe Price Funds, make certain the registration (name and account type) is identical to your other funds for easy exchange. REMEMBER TO SIGN THE FORM EXACTLY AS THE NAME APPEARS IN THE REGISTRATION SECTION.

SERVICES. By signing up for services on the New Account Form, rather than after the account is opened, you will avoid having to complete a separate form and obtain a signature guarantee (see Conditions of Your Purchase).
------------------------------------------------------------------------------
OPENING A NEW
ACCOUNT

Checks payable to
T. Rowe Price Funds.

Minimum initial investment: $2,500; $1,000 for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 per month for Automatic Asset Builder accounts---see Shareholder Services

By Mail   Send your New Account Form and check to:

          REGULAR MAIL                 MAILGRAM, EXPRESS, REGISTERED, OR
                                       CERTIFIED MAIL
          T. Rowe Price Account        T. Rowe Price Account Services
            Services
          P.O. Box 17300               10090 Red Run Boulevard
          Baltimore, MD 21298-9353     Owings Mills, MD 21117
------------------------------------------------------------------------------
Investor Services
1-800-638-5660
1-410-547-2308

By Wire Call Investor Services for an account number and use Wire Address below. Then, complete the New Account Form and mail it to one of the addresses above. (Not applicable to retirement plans.)

          WIRE ADDRESS               Morgan Guaranty Trust Company of New York
          (to give to your bank):    ABA #021000238
                                     T. Rowe Price (fund name)/AC-00153938
                                     Account name(s) and account number

------------------------------------------------------------------------------
Shareholder Services
1-800-225-5132
1-410-625-6500

By        Call  Shareholder  Services.  The  new  account  will  have the same
Exchange registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. See Excessive Trading and Exchange Limitations under Conditions of Your Purchase.
------------------------------------------------------------------------------
In        Drop  off  your  New  Account Form and obtain a receipt at a T. Rowe
Person    Price Investor Center:

          101 East Lombard Street    T. Rowe Price Financial Center
          First Floor                First Floor
          Baltimore, MD              10090 Red Run Boulevard
                                     Owings Mills, MD

          Farragut Square            ARCO Tower
          First Floor                31st Floor
          900 17th Street, NW        515 South Flower Street
          Washington, DC             Los Angeles, CA

------------------------------------------------------------------------------
PURCHASING
ADDITIONAL
SHARES

Minimum: $100 ($50 for retirement plans)

Shareholder Services
1-800-225-5132
1-410-625-6500

By Wire Call Shareholder Services or use the Wire Address (see Opening a New Account).
------------------------------------------------------------------------------
By Mail Indicate your account number and the Fund name on your check. Mail the check to us at the address below either with a reinvestment slip or a note indicating the Fund and account number in which you wish to purchase shares.

          T. Rowe Price Funds
          Account Services
          P.O. Box 89000
          Baltimore, MD 21289-1500
------------------------------------------------------------------------------
By ACH    Use Tele*Access, PC*Access or call Shareholder Services (if you have
Transfer  established Telephone Services) for ACH transfers.
------------------------------------------------------------------------------
By        Fill  out  the Automatic Asset Builder section on the New Account or
Automatic Shareholder Services Form.
Asset
Builder
------------------------------------------------------------------------------
Minimum: $5,000
By Phone  Call Shareholder Services.

------------------------------------------------------------------------------
EXCHANGING
AND REDEEMING
SHARES

By Phone Call Shareholder Services. If you find our phones busy during unusually volatile markets, please consider placing your order by express mail, mailgram, Tele*Access or PC*Access if you have authorized Telephone Services. For exchange policy, see Excessive Trading and Exchange Limitations under Conditions of Your Purchase.

          Redemption proceeds can be mailed, sent by Electronic Transfer, or wired to your bank. The Fund charges a $5.00 fee for wire redemptions under $5,000, subject to change without notice. Your bank may also charge you for receiving wires.
------------------------------------------------------------------------------
Shareholder
Services
1-800-225-5132
1-410-625-6500

By Mail Indicate account name(s) and numbers, fund name(s), and exchange or redemption amount. For exchanges, indicate the accounts you are exchanging from and to along with the amount. We require the signature of all owners exactly as registered, and possibly a signature guarantee (see Signature Guarantees under Conditions of Your Purchase).

T. Rowe Price Trust Company
1-800-492-7670
1-410-625-6585

          NOTE: Distributions from retirement accounts, including IRAs, must be in writing. Please call Shareholder Services to obtain an IRA Distribution Request Form. For employer-sponsored retirement accounts, call T. Rowe Price Trust Company or your plan administrator for instructions. Shareholders holding previously issued certificates must conduct transactions by mail.

          If you lose a stock certificate, you may incur an expense to replace it. Call Shareholder Services for further information.

          MAILING ADDRESSES:
          REGULAR MAIL               MAILGRAM, EXPRESS, REGISTERED, OR
                                     CERTIFIED MAIL
          Non-Retirement             All Accounts
          and IRA Accounts           T. Rowe Price Account Services
          T. Rowe Price Account      10090 Red Run Boulevard
            Services
          P.O. Box 89000             Owings Mills, MD 21117
          Baltimore, MD 21289-0220

          Employer-Sponsored
          Retirement Accounts
          T. Rowe Price Trust Company
          P.O. Box 89000
          Baltimore, MD 21289-0300

























































          PAGE 2

          The Statement of Additional Information for the T. Rowe Price New Income Fund, Inc., dated October 1, 1995, should be inserted here.








          PAGE 1
                         STATEMENT OF ADDITIONAL INFORMATION

                               T. ROWE PRICE GNMA FUND
                         T. ROWE PRICE HIGH YIELD FUND, INC.
                         T. ROWE PRICE NEW INCOME FUND, INC.
                     T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                           Personal Strategy Balanced Fund
                            Personal Strategy Growth Fund
                            Personal Strategy Income Fund
                        T. ROWE PRICE PRIME RESERVE FUND, INC.
                       T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                 T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.
                       T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                           U.S. Treasury Intermediate Fund
                             U.S. Treasury Long-Term Fund
                               U.S. Treasury Money Fund

                (collectively the "Funds" and individually the "Fund")


               This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund's prospectus dated October 1, 1995, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

               The date of this Statement of Additional Information is October 1, 1995.
































          PAGE 2
                                  TABLE OF CONTENTS

                                     Page                        Page

          Asset-Backed Securities .  16   Lending of Portfolio
          Capital Stock . . . . . .  84    Securities . . . . . .  26
          Code of Ethics  . . . . .  61   Management of Fund  . .  50
          Custodian . . . . . . . .  61   Mortgage-Related
          Description of the Fund .  85    Securities . . . . . . . 9
          Distributor for Fund  . .  60   Net Asset Value Per
          Dividends and Distributions72    Share  . . . . . . . .  72
          Federal and State               Options . . . . . . . .  29
           Registration of Shares .  86   Portfolio Transactions   62
          Foreign Currency                Pricing of Securities .  69
           Transactions . . . . . .  42   Principal Holders of
          Foreign Futures and Options40    Securities . . . . . .  56
          Futures Contracts . . . .  34   Ratings of Commercial
          Hybrid Instruments  . . .  22    Paper  . . . . . . . .  89
          Independent Accountants .  87   Ratings of Corporate
          Illiquid or Restricted           Debt Securities  . . .  89
           Securities . . . . . . .  25   Repurchase Agreements .  27
          Investment Management           Risk Factors  . . . . . . 3
           Services . . . . . . . .  56   Tax Status  . . . . . .  72
          Investment Objectives           Taxation of Foreign
           and Policies . . . . . . . 2    Shareholders . . . . .  73
          Investment Performance  .  75   Warrants  . . . . . . .  22
          Investment Program  . . . . 8   When-Issued Securities and
          Investment Restrictions .  44    Forward Commitment
          Legal Counsel . . . . . .  86    Contracts  . . . . . .  24
                                          Yield Information . . .  74


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the



















          PAGE 3
          shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

               Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.


                                     RISK FACTORS

          All Funds

               Debt Obligations

               Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

               After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Prime Reserve and U.S. Treasury Money Funds, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result



















          PAGE 4
          of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors, determines whether the unrated security is of a qualify comparable to that which the Fund is allowed to purchase.

               Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

               Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

          Prime Reserve and U.S. Treasury Money Funds

               There can be no assurance that the Funds will achieve their investment objectives or be able to maintain their net asset value per share at $1.00. The price of the Fund is not guaranteed or insured by the U.S. Government and its yield is not fixed. An increase in interest rates could reduce the value of the Fund's portfolio investments, and a decline in interest rates could increase the value.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

               Mortgage securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage security (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the



















          PAGE 5
          securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the Fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the Fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

               The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates.
          They should also display less volatility than long-term mortgage securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

          High Yield, New Income, Personal Strategy, and Short-Term Bond
          Funds

                          Risk Factors of Foreign Investing

               There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the Funds will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization


















          PAGE 6
          cycle with a per capita gross national product of less than $8,000.

               Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

               Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

               Currency Fluctuations. The Funds will invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

               Investment and Repatriation of Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses


















          PAGE 7
          of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

               Market Characteristics. Foreign stock and bond markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

               Investment Funds. The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Funds' investment in these funds is subject to the provisions of the 1940 Act. If the Funds invest in such investment funds, the Funds' shareholders will bear not only their proportionate share of the expenses of the Funds (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of



















          PAGE 8
          these investment funds may trade at a premium over their net asset value.

               Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

               Taxes. The dividends and interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders.

               Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

               Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
          In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental


















          PAGE 9
          authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

          High Yield and Personal Strategy Funds

          Special Risks of Investing in Junk Bonds

               The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

               Youth and Growth of the Lower Rated Debt Securities Market. The market for lower rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher rated debt securities.

               Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate


















          PAGE 10
          changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

               Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

               Congressional Action. New and proposed laws may have an impact on the market for lower rated debt securities. For example, as a result of the Financial Institution's Reform, Recovery, and Enforcement Act of 1989, savings and loan associations were required to dispose of their high yield bonds no later than July 1, 1994. Qualified affiliates of savings and loan associations, however, may purchase and retain these securities, and savings and loan associations may divest these securities by sale to their qualified affiliates. T. Rowe Price is unable at this time to predict what effect, if any, the legislation may have on the market for lower rated debt securities.


















          PAGE 11

               Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

               Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.


                                  INVESTMENT PROGRAM

                                 Types of Securities

               Set forth below is additional information about certain of the investments described in the Fund's prospectus.

                                   Debt Securities

               Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

          All Funds

               U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

               U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
          These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.


















          PAGE 12
               The GNMA, U.S. Treasury Money, Intermediate, and Long-Term Funds may only invest in these securities if they are supported by the full faith and credit of the U.S. government.

          All Funds, except GNMA, U.S. Treasury Money, Intermediate and Long-Term Funds

               Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

               Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures).
          Corporate notes may have fixed, variable, or floating rates.

               Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

               Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

               Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

               Supranational Agencies. Securities of certain supranational entities, such as the International Development Bank.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

                             Mortgage-Related Securities

               Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below. The GNMA, U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds may only invest in these securities to the extent they are backed by the full faith and credit of the U.S. Government.




















          PAGE 13
               Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

               U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed
          Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions.



















          PAGE 14
               Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

               Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.

               Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities is issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

          Farmer Mac Certificates. The Federal Agricultural Mortgage Corporation ("Farmer Mac") is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest


















          PAGE 15
          on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. Government; rather, Farmer Mac may borrow up from the U.S. Treasury to meet its guaranty obligations.

               As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a Mortgage-Backed Security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and
          (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

               Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

               Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Securities (which may be at a premium or a discount from the face value of the certificate).


















          PAGE 16

               Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ significantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

               U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

               Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

               Privately-Issued Mortgage-Backed Certificates. These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of


















          PAGE 17
          interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

               Collateralized Mortgage Obligations (CMOs). CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

               CMO structures may also include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the


















          PAGE 18
          mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

               The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs.
          The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

               Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

               The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. A rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a


















          PAGE 19
          full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

               The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the Staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

               Adjustable Rate Mortgages. Adjustable rate mortgage (ARM) securities are collateralized by adjustable rate, rather than fixed rate, mortgages.

               ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed rate mortgage securities. The ARM securities in which the Fund expects to invest will generally adjust their interest rates at



















          PAGE 20
          regular intervals of one year or less. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

               Characteristics of Adjustable Rate Mortgage Securities - Interest Rate Indices. The interest rates paid on adjustable rate securities are readjusted periodically to an increment over some predetermined interest rate index. Such readjustments occur at intervals ranging from one to 60 months. There are three main categories of indexes: (1) those based on U.S. Treasury securities (2) those derived from a calculated measure such as a cost of funds index ("COFI") or a moving average of mortgage rates and (3) those based on actively traded or prominently posted short-term, interest rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels. The market value of the Fund's assets and of the net asset value of the Fund's shares will be affected by the length of the adjustment period, the degree of volatility in the applicable indexes and the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors", respectively.

               A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Additionally, there can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes



















          PAGE 21
          on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

               LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or 12 month intervals.

               Caps and Floors. ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

               Mortgage securities generally have a maximum maturity of up to 30 years. However, due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments, however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities on page 9. Several characteristics of ARMs may make them more susceptible to prepayments than other Mortgage-Backed Securities. An adjustable rate mortgage has greater incentives to refinance with a fixed rate mortgage during favorable interest rate environments, in order to avoid interest rate risk. Also, homes financed with adjustable rate mortgages may be sold more frequently because of the prevalence of first-time home buyers in the adjustable rate mortgage market. Also,


















          PAGE 22
          delinquency and foreclosure rates are higher in this market since many buyers use adjustable rate mortgages to purchase homes that they could not otherwise finance on a fixed rate basis. Significant increases in the index rates for the adjustable rate mortgages may also result in increased delinquency and default rates, which in turn, may affect prepayment rates on the ARMs.

               Other Mortgage Related Securities. The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.

          All Funds (except GNMA, U.S. Treasury Money, Intermediate and Long-Term Funds)

                               Asset-Backed Securities

               The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

               Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.



















          PAGE 23
          Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

               Asset-backed securities issued in the form of debt instruments, also known as collateralized or pay-through obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof.
          Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

               Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support.
          This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

               Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those



















          PAGE 24
          described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

               Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties ("external credit enhancement"), through various means of structuring the transaction ("internal credit enhancement") or through a combination of such approaches. Examples of asset-backed securities with internal credit enhancement include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

               Automobile Receivable Securities. The Fund may invest in Asset Backed Securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").


















          PAGE 25
          Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

               Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

               Credit Card Receivable Securities. The Fund may invest in Asset Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through


















          PAGE 26
          to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events.
          An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

               Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

               Other Assets. Asset Backed Securities backed by assets other than those described above, including, but not limited to, small business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans and manufacturing housing loans. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

               There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Fund reserves the right to invest in these securities.

          High Yield Fund

                       Collateralized Bond or Loan Obligations

               CBOs are bonds collateralized by corporate bonds and CLOs are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life.



















          PAGE 27
          CBOs are fairly recent entrants to the fixed income market. Most issues to date have been collateralized by high yield bonds or loans, with heavy credit enhancement.

                         Loan Participations and Assignments

               Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

               The loan participations in which the Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is call a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

               Pursuant to an SEC no-action letter, and because the Fund is allowed to purchase debt and debt securities, including debt securities at private placement, the Fund will treat loan


















          PAGE 28
          participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

               There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the Fund would consider the loan participation as illiquid and subject to the Fund's restriction on investing no more than 15% of its net assets in illiquid securities.

               Where required by applicable SEC positions, the Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

               Various service fees received by the Fund from loan participations, may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under
          Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

                                     Trade Claims

               Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

               Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.



















          PAGE 29
               Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

               As noted above, investing in trade claims does carry some unique risks which include:

               o Establishing the Amount of the Claim. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

               o Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

               o Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the sellers credit.



















          PAGE 30
               o Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that Trade Claims would be considered illiquid investments.

               o No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

               o Tax Issue. Although the issue is not free from doubt, it is likely that Trade Claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

          High Yield and Personal Strategy Funds

                          Zero Coupon and Pay-in-Kind Bonds

               A zero coupon security has no cash coupon payments.
          Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

               Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade



















          PAGE 31
          flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

               For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

          High Yield, New Income, and Personal Strategy Funds

                                       Warrants

               The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

          High Yield, New Income, Personal Strategy, Short-Term Bond, and Short-Term U.S. Government Funds

          Hybrid Instruments

               Hybrid Instruments have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively


















          PAGE 32
          "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

               Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

               The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of


















          PAGE 33
          course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

               Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.
          Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

               Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

               Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures


















          PAGE 34
          Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

               The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of net assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

          All Funds

               When-Issued Securities and Forward Commitment Contracts

               The Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Fund's investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.




















          PAGE 35
               To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

                        Additional Adjustable Rate Securities

               Certain securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

               Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or
          (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

               Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


















          PAGE 36

               Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

          High Yield, New Income, Personal Strategy, Prime Reserve, and Short-Term Bond, and Short-Term U.S. Government Funds

                          Illiquid or Restricted Securities

               Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% (10% for Prime Reserve and U.S. Treasury Money Funds) of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

               Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% (10% for Prime Reserve and U.S. Treasury Money Funds) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider


















          PAGE 37
          the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes,
          (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% (10% for Prime Reserve and U.S. Treasury Money Funds) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

          New Income and Short-Term Bond Funds

                                Industry Concentration

               When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the Fund will as a matter of fundamental policy concentrate more than 25%, but not more than 50%, of its assets, in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in T. Rowe Price's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings,
          T. Rowe Price believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in


















          PAGE 38
          obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Fund's policy with respect to industry concentration is a fundamental policy. (For investment restriction on industry concentration, see Investment Restriction (3) on page 45.)


                            PORTFOLIO MANAGEMENT PRACTICES

                           Lending of Portfolio Securities

               Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities within the lesser of five business days or the normal settlement period for such securities. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.





















          PAGE 39
          Other Lending/Borrowing

               Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.

                                Repurchase Agreements

               The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) (A) Prime Reserve and U.S. Treasury Money Funds--the underlying securities are either U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite number of NRSROs (as required by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (B) GNMA, High Yield, New Income, Personal Strategy, Short-Term Bond, Short-Term U.S. Government, and U.S. Treasury Intermediate and Long-Term Funds--the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


















          PAGE 40

                            Reverse Repurchase Agreements

               Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page 45.)

          High Yield Fund

                                     Short Sales

               The Fund may make short sales for hedging purposes to protect the Fund against companies whose credit is deteriorating. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund's short sales would be limited to situations where the Fund owns a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the Fund's net assets.

               To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.



















          PAGE 41
               Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time its was sold short; or (b) otherwise cover its short position.

               The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

                                       Options

               Options are a type of potentially high-risk derivative.

                             Writing Covered Call Options

               The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

               A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the



















          PAGE 42
          exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

               The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

               Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from


















          PAGE 43
          the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

               The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made,
          T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

               Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in


















          PAGE 44
          higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

               Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

               The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

               In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of its application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

                             Writing Covered Put Options

               The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at



















          PAGE 45
          the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

               The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

               The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

               In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of its application, the Fund reserves the right to increase this percentage. In calculating the 25%



















          PAGE 46
          limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

                                Purchasing Put Options

                 The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

               The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

               The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


















          PAGE 47

               To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Fund obtain a waiver of its application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                               Purchasing Call Options

                 The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

               Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.
          So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call


















          PAGE 48
          option to expire, incurring a loss only to the extent of the premium paid for the option.

               To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of its application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                          Dealer (Over-the-Counter) Options

               The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

               Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the


















          PAGE 49
          inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

               The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

          High Yield Fund

                              Spread Option Transactions

               The Fund may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Fund does not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The Fund may also buy and sell uncovered spread options. Such options would


















          PAGE 50
          be used for the same purposes and be subject to similar risks as covered spread options. However, in an uncovered spread option, the Fund would not own either of the securities involved in the spread.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

                                  Futures Contracts

               Futures are a type of potentially high-risk derivative.

          Transactions in Futures

               The Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

               Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

               Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

               The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock



















          PAGE 51
          Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations

               The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

               The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

               In accordance with the rules of the State of California, the Fund may have to apply the above 5% test without excluding the value of initial margin and premiums paid for bona fide hedging positions.

               The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could


















          PAGE 52
          impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

               If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures Contracts

               A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

               Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

               If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

               These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price


















          PAGE 53
          of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

               Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

               As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

               A futures contract on the Standard & Poor's 500 Stock Index, composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange, provides an example of how futures contracts operate. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 500 units. Thus, if the




















          PAGE 54
          value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into the example contract above and the S&P 500 Index is at $154 on the termination date, the Fund will gain $2,000 (500 units x gain of $4). If, however, the S&P 500 Index is at $148 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

          Special Risks of Transactions in Futures Contracts

               Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

               Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150%


















          PAGE 55
          of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

               Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

               Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

               Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may



















          PAGE 56
          be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

               Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

               In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting


















          PAGE 57
          additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

          Options on Futures Contracts

               The Fund may purchase and sell options on the same types of futures in which it may invest.

               Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

               As an alternative to writing or purchasing call and put options on interest rate futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.


















          PAGE 58

          Special Risks of Transactions in Options on Futures Contracts

               The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

          Additional Futures and Options Contracts

               Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.






















          PAGE 59
                             Foreign Futures and Options

               Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

          U.S. Treasury Intermediate and Long-Term Funds

                        Limitations on Futures and Options for
                           Intermediate and Long-Term Funds

               The Funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value. In addition, neither of the Funds will enter into a futures transaction if it would be obligated to purchase or deliver under outstanding open futures contracts amounts which would exceed 15% of the Fund's total assets.

               A Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering


















          PAGE 60
          call options or subject to delivery under put options exceeds 15% of the market value of the Fund's total assets.

               A Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the Fund's total assets.

               In order to comply with the laws of certain states, a Fund will not invest more than 5% of its total assets in premiums on put options. Should these state laws change or should a Fund obtain a waiver of their applications, the Fund may invest up to 15% of its total assets in premiums on put options.

               In order to comply with the laws of certain states, a Fund will not invest more than 5% of its total assets in premiums on call options. Should these state laws change or should a Fund obtain a waiver of their applications, the Fund may invest up to 15% of its total assets in premiums on call options.

               In order to comply with the laws of certain states, a Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets. Should these state laws change or should a Fund obtain a waiver of their application, the Fund may invest a higher percentage of its total assets in puts, calls, straddles, or spreads.

               The total amount of a Fund's total assets invested in futures and options under any combination of the limitations described above will not exceed 15% of the Fund's total assets.

          High Yield, New Income, Personal Strategy, and Short-Term Bond
          Funds

                            Foreign Currency Transactions

               A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


















          PAGE 61

               The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

               First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

               Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such



















          PAGE 62
          forward contracts when it determines that the best interests of the Fund will be served.

               Third, the Fund may use forward contracts when the Fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument--the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

               The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

               At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

               If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not


















          PAGE 63
          required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

               Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

               The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

               Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

               Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on


















          PAGE 64
          any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.
          For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

               Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

               In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


                               INVESTMENT RESTRICTIONS

               Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a


















          PAGE 65
          meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

                                 Fundamental Policies

                   As a matter of fundamental policy, the Fund may not:

                   (1)   Borrowing. Borrow money except that the Fund may
                         (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law.

                   (2)   Commodities.  Purchase or sell physical
                         commodities; except that the Fund (other than the Prime Reserve and Treasury Money Funds) may enter into futures contracts and options thereon;

                   (3) (a) Industry Concentration (All Funds, except High Yield, New Income, Prime Reserve and Short-Term Bond Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;





















          PAGE 66
                         (b) Industry Concentration (High Yield Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and bankers' acceptances, when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;

                         (c) Industry Concentration (New Income Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances;

                         (d) Industry Concentration (Prime Reserve Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances; and

                         (e) Industry Concentration (Short-Term Bond Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided,


















          PAGE 67
                         however, that the Fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and bankers' acceptances when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; provided, further, that the Fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;

                   (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
                         (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

                   (5) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

                   (6) Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

                   (7) Real Estate. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other



















          PAGE 68
                         instruments backed by real estate or securities of companies engaged in the real estate business);

                   (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

                   (9) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                         NOTES

                         The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

                         With respect to investment restrictions (1) and
                         (4) the Fund will not borrow from or lend to any other T. Rowe Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

                         With respect to investment restriction (1), the Prime Reserve and U.S. Treasury Money Funds have no current intention of engaging in any borrowing transactions.

                         With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid instruments to be commodities.

                         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's Semi-annual and Annual Reports.


















          PAGE 69

                         For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                         For purposes of investment restriction (5), the Fund will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

                                  Operating Policies

                   As a matter of operating policy, the Fund may not:

                   (1) Borrowing. The Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets.

                   (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

                   (3) (a) Equity Securities (All Funds, except High Yield, New Income, and Personal Strategy Funds). Purchase any common stocks or other equity securities, or securities convertible into equity securities except as set forth in its operating policy on investment companies;

                         (b) Equity Securities (High Yield Fund). Invest more than 20% of the Fund's total assets in equity securities (including up to 5% in warrants);

                         (c) Equity Securities (New Income Fund). Invest more than 25% of its total assets in equity securities;

                         (d) Equity Securities (Personal Strategy Funds). Purchase any common stocks or other equity securities, except as set forth in its prospectus and operating policy on investment companies;

                   (4) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not


















          PAGE 70
                         represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value.

                   (5) (a) Illiquid Securities (All Funds, except Personal Strategy Funds). Purchase illiquid securities if, as a result, more than 15% (10% for the Prime Reserve and U.S. Treasury Money Funds) of its net assets would be invested in such securities;

                         (b) Illiquid Securities (Personal Strategy Funds). Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of a Fund's net assets would be invested in such securities, provided that the Fund will not invest more than 5% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 5% limitation but are subject to the 15% limitation;

                   (6) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law, and in the case of the Prime Reserve and U.S. Treasury Money Funds, only securities of other money market funds. Duplicate fees may result from such purchases;

                   (7) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
                         (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

                   (8) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;



















          PAGE 71
                   (9) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

                   (10) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

                   (11) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

                   (12)  (a) Short Sales (All Funds except High Yield
                         Fund).  Effect short sales of securities;

                         (b) Short Sales (High Yield Fund). Effect short sales of securities, other than as set forth in its prospectus and Statement of Additional Information;

                   (13) Unseasoned Issuers. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities; or

                   (14) Warrants. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of


















          PAGE 72
                         the value of the net assets of the Fund would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          Personal Strategy Funds

                   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.


                                  MANAGEMENT OF FUND

                   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

          All Funds, except Personal Strategy Funds

                            Independent Directors/Trustees

          ROBERT P. BLACK, Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233


















          PAGE 73
          CALVIN W. BURNETT, PH.D., President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216
          ANTHONY W. DEERING, Director, President and Chief Operating Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          F. PIERCE LINAWEAVER, President, F. Pierce Linaweaver & Associates, Inc.; formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and (1987-1990) President, EA Engineering, Inc., Baltimore, Maryland; Address:
          The Legg Mason Tower, 111 South Calvert Street, Suite 2700, Baltimore, Maryland 21202
          JOHN G. SCHREIBER, President, Schreiber Investments, Inc., a real estate investment company; Director, AMCI Residential Properties Trust; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly (1/80-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045


          Personal Strategy Funds

          LEO C. BAILEY, Retired; Address: 3396 South Placita Fabula, Green Valley, Arizona 85614
          DONALD W. DICK, JR., Principal, Overseas Partners, Inc., a financial investment firm; Director, Waverly Press, Inc., Baltimore, Maryland; Address: 375 Park Avenue, Suite 2201, New York, New York 10152
          DAVID K. FAGIN, Chairman, Chief Executive Officer and Director, Golden Star Resources, Ltd.; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company;
          Address: One Norwest Center, 1700 Lincoln Street, Suite 1950, Denver, Colorado 80203
          ADDISON LANIER, Financial management; President and Director, Thomas Emery's Sons, Inc., and Emery Group, Inc.; Director, Scinet Development and Holdings, Inc.; Address: 441 Vine Street, #2310, Cincinnati, Ohio 45202-2913
          JOHN K. MAJOR, Chairman of the Board and President, KCMA Incorporated, Tulsa, Oklahoma; Address: 126 E. 26 Place, Tulsa, Oklahoma 74114-2422



















          PAGE 74
          HANNE M. MERRIMAN, Retail business consultant; formerly, President and Chief Operating Officer, Nan Duskin, Inc., a women's specialty store, Director and Chairman Federal Reserve Bank of Richmond, and President and Chief Executive Officer, Honeybee, Inc., a division of Spiegel, Inc; Director, Ann Taylor Stores Corporation, Central Illinois Public Service Company, CIPSCO Incorporated, The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc., Member, National Women's Forum; Trustee, American-Scandinavian Foundation; Address: One James Center, 901 East Cary Street, Richmond, Virginia 23219-4030
          HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 210, Santa Barbara, CA 93190-0409
          PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc., and Stuart Medical, Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304

                                       Officers

             *JAMES S. RIEPE, Vice President and Director--Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc. and T. Rowe Price Retirement Plan Services, Inc.; President and Director, T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company, Director, Price-Fleming and Rhone-Poulenc Rorer, Inc.
          HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
             DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, and T. Rowe Price Trust Company
          ROGER L. FIERY, III, Assistant Vice President--Vice President, Price-Fleming and T. Rowe Price
             EDWARD T. SCHNEIDER, Assistant Vice President--Vice President,
          T. Rowe Price



















          PAGE 75
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

             GNMA Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.; Chartered Investment Counselor PETER VAN DYKE, President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company
          HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. McDONALD, Vice President--Vice President, T. Rowe Price EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly (1972-1989) charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming

             High Yield Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor CATHERINE H. BRAY, President--Vice President, T. Rowe Price ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price WILLIAM T. REYNOLDS, Vice President--Managing Director, T. Rowe Price
          HUBERT M. STILES, JR., Vice President--Vice President, T. Rowe
          Price
          JAY W. VAN ERT, Vice President--Vice President, T. Rowe Price MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price THEA N. WILLIAMS, Vice President--Vice President, T. Rowe Price JAMES M. McDONALD, Assistant Vice President--Vice President, T. Rowe Price

             New Income Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor


















          PAGE 76
          *CARTER O. HOFFMAN, Vice President and Director--Managing Director, T. Rowe Price; Chartered Investment Counselor
          *CHARLES P. SMITH, President and Director--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York
          HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. McDONALD, Vice President--Vice President, T. Rowe Price EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly (1972-1989) charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly (1/89-12/93) senior bond trader, Scudder, Stevens & Clark, Boston, Massachusetts
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company

             Personal Strategy Balanced, Growth and Income Funds

          M. DAVID TESTA, Chairman of the Board--Managing Director, T. Rowe Price; Chairman of the Board, Price-Fleming; Director and Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst
          PETER VAN DYKE, President--Managing Director, T. Rowe Price; Vice President of Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor
          STEPHEN W. BOESEL, Executive Vice President--Vice President, T. Rowe Price
          JOHN D. GILLESPIE, Executive Vice President--Vice President, T. Rowe Price
          EDMUND M. NOTZON, Executive Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly (1972-1989) charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          JOHN H. LAPORTE, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst


















          PAGE 77
          WILLIAM T. REYNOLDS, Vice President--Managing Director, T. Rowe
          Price
          BRIAN C. ROGERS, Vice President--Managing Director, T. Rowe
          Price

             Prime Reserve Fund

          *GEORGE J. COLLINS, Vice President and Director--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor
          *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director,
          T. Rowe Price
          EDWARD A. WIESE, President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company
          ROBERT P. CAMPBELL, Executive Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York
          JAMES M. MCDONALD, Executive Vice President--Vice President, T. Rowe Price
          PATRICE L. BERCHTENBREITER, Vice President--Vice President, T. Rowe Price
          PAUL W. BOLTZ, Vice President--Vice President and Financial Economist of T. Rowe Price
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price BRIAN E. BURNS, Assistant Vice President--Assistant Vice President, T. Rowe Price
          GWENDOLYN G. WAGNER, Assistant Vice President--Assistant Vice President, T. Rowe Price

             Short-Term Bond Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor EDWARD A. WIESE, President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York
          CHRISTY M. DIPIETRO, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company


















          PAGE 78
          JAMES M. MCDONALD, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly (1/89-12/93) senior bond trader, Scudder, Stevens & Clark, New York, New York
          CHERYL A. REDWOOD, Assistant Vice President--Employee, T. Rowe
          Price

             Short-Term U.S. Government Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor *PETER VAN DYKE, President and Director--Managing Director, T. Rowe Price; Vice President of Price-Fleming and T. Rowe Price Trust Company
          HEATHER R. LANDON, Executive Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. MCDONALD, Vice President--Vice President, T. Rowe Price EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly, (1972-1989) charter member of the U.S. Senior Executive Services and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          GWENDOLYN G. WAGNER, Vice President--Assistant Vice President, T. Rowe Price
          DONNA M. DAVIS-ENNIS, Assistant Vice President--Employee, T. Rowe
          Price

             U.S. Treasury Intermediate, Long-Term and Money Funds

          *GEORGE J. COLLINS, President and Director--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor *CHARLES P. SMITH, Executive Vice President and Director-- Managing Director, T. Rowe Price; Vice President, Price-Fleming *PETER VAN DYKE, Executive Vice President and Director--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company



















          PAGE 79
          EDWARD A. WIESE, Executive Vice President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company
          PAUL W. BOLTZ, Vice President--Vice President and Financial Economist of T. Rowe Price
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York
          HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. McDONALD, Vice President--Vice President, T. Rowe Price JOAN R. POTEE, Vice President--Vice President, T. Rowe Price THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly (1/89-12/93) senior bond trader, Scudder, Stevens & Clark, Boston, Massachusetts

               Each Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

                                  COMPENSATION TABLE

          _________________________________________________________________
                                                        Total Compensation
                                           Pension or      from Fund and
                               Aggregate   Retirement      Fund Complex
           Name of           Compensation   Benefits          Paid to
           Person,               from      Accrued as       Directors/
          Position              Fund(a)  Part of Fund(b)    Trustees(c)
          _________________________________________________________________
          GNMA Fund

          Robert P. Black,       $2,545        N/A            $52,667
          Trustee

          Calvin W. Burnett,      2,545        N/A             55,583
          PH.D, Trustee

          Anthony W. Deering,     2,545        N/A             66,333
          Trustee

          F. Pierce Linaweaver,   2,545        N/A             55,583
          Trustee



















          PAGE 80
          John G. Schreiber,      2,545        N/A             55,667
          Trustee

          George J. Collins,          0        N/A                  0
          Chairman of the Board(d)

          James S. Riepe,             0        N/A                  0
          Trustee(d)
          _________________________________________________________________
          High Yield Fund

          Robert P. Black,       $3,463        N/A            $52,667
          Director

          Calvin W. Burnett,      3,463        N/A             55,583
          PH.D, Director

          Anthony W. Deering,     3,463        N/A             66,333
          Director

          F. Pierce Linaweaver,   3,463        N/A             55,583
          Director

          John G. Schreiber,      3,463        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Chairman of the Board(d)

          James S. Riepe,             0        N/A                  0
          Director(d)
          _________________________________________________________________
          New Income Fund

          Robert P. Black,       $3,981        N/A            $52,667
          Director

          Calvin W. Burnett,      3,981        N/A             55,583
          PH.D, Director

          Anthony W. Deering,     3,981        N/A             66,333
          Director























          PAGE 81
          F. Pierce Linaweaver,   3,981        N/A             55,583
          Director

          John G. Schreiber,      3,981        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Chairman of the Board(d)

          Carter O. Hoffman,          0        N/A                  0
          Director(d)

          James S. Riepe,             0        N/A                  0
          Director(d)

          Charles P. Smith,           0        N/A                  0
          Director(b)
          _________________________________________________________________
          Personal Strategy Balanced Fund

          Leo C. Bailey,           $536        N/A            $64,583
          Director

          Donald W. Dick, Jr.,      536        N/A             64,833
          Director

          David K. Fagin,           536        N/A             53,833
          Director

          Addison Lanier,           536        N/A             64,583
          Director

          John K. Major,            536        N/A             54,583
          Director

          Hanne M. Merriman,        536        N/A             42,083
          Director

          Hubert D. Vos,            536        N/A             54,583
          Director

          Paul M. Wythes,           536        N/A             54,333
          Director

          James S. Riepe,             0        N/A                  0
          Director(d)



















          PAGE 82
          M. David Testa,             0        N/A                  0
          Chairman of the Board(d)
          _________________________________________________________________
          Personal Strategy Growth

          Leo C. Bailey,           $533        N/A            $64,583
          Director

          Donald W. Dick, Jr.,      533        N/A             64,833
          Director

          David K. Fagin,           533        N/A             53,833
          Director

          Addison Lanier,           533        N/A             64,583
          Director

          John K. Major,            533        N/A             54,583
          Director

          Hanne M. Merriman,        533        N/A             42,083
          Director

          Hubert D. Vos,            533        N/A             54,583
          Director

          Paul M. Wythes,           533        N/A             54,333
          Director

          James S. Riepe,             0        N/A                  0
          Director(d)

          M. David Testa,             0        N/A                  0
          Chairman of the Board(d)
          ________________________________________________________________
          Personal Strategy Income

          Leo C. Bailey,           $539        N/A            $64,583
          Director

          Donald W. Dick, Jr.,      539        N/A             64,833
          Director

          David K. Fagin,           539        N/A             53,833
          Director




















          PAGE 83
          Addison Lanier,           539        N/A             64,583
          Director

          John K. Major,            539        N/A             54,583
          Director

          Hanne M. Merriman,        539        N/A             42,083
          Director

          Hubert D. Vos,            539        N/A             54,583
          Director

          Paul M. Wythes,           539        N/A             54,333
          Director

          James S. Riepe,             0        N/A                  0
          Directord

          M. David Testa,             0        N/A                  0
          Chairman of the Board(d)
          _________________________________________________________________
          Prime Reserve Fund

          Robert P. Black,       $7,560        N/A            $52,667
          Director

          Calvin W. Burnett,      7,560        N/A             55,583
          PH.D, Director

          Anthony W. Deering,     7,560        N/A             66,333
          Director

          F. Pierce Linaweaver,   7,560        N/A             55,583
          Director

          John G. Schreiber,      7,560        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Director(d)

          William T. Reynolds,        0        N/A                  0
          Chairman of the Board(d)

          James S. Riepe,             0        N/A                  0
          Director(d)



















          PAGE 84
          _________________________________________________________________
          Short-Term Bond Fund

          Robert P. Black,       $1,964        N/A            $52,667
          Director

          Calvin W. Burnett,      1,964        N/A             55,583
          PH.D, Director

          Anthony W. Deering,     1,964        N/A             66,333
          Director

          F. Pierce Linaweaver,   1,964        N/A             55,583
          Director

          John G. Schreiber,      1,964        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Chairman of the Board(d)

          James S. Riepe,             0        N/A                  0
          Director(d)
          _________________________________________________________________
          Short-Term U.S. Government Fund

          Robert P. Black,       $1,080        N/A            $52,667
          Director

          Calvin W. Burnett,      1,080        N/A             55,583
          PH.D, Director

          Anthony W. Deering,     1,080        N/A             66,333
          Director

          F. Pierce Linaweaver,   1,080        N/A             55,583
          Director

          John G. Schreiber,      1,080        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Chairman of the Board(d)

          James S. Riepe,             0        N/A                  0
          Director(d)



















          PAGE 85
          Peter Van Dyke,             0        N/A                  0
          Director(d)
          _________________________________________________________________
          U.S. Treasury Intermediate

          Robert P. Black,       $1,082        N/A            $52,667
          Director

          Calvin W. Burnett,      1,082        N/A             55,583
          PH.D, Director

          Anthony W. Deering,     1,082        N/A             66,333
          Director

          F. Pierce Linaweaver,   1,082        N/A             55,583
          Director

          John G. Schreiber,      1,082        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Director(d)

          James S. Riepe,             0        N/A                  0
          Director(d)

          Charles P. Smith,           0        N/A                  0
          Director(d)

          Peter Van Dyke,             0        N/A                  0
          Director(d)
          _________________________________________________________________
          U.S. Treasury Long-Term

          Robert P. Black,         $992        N/A            $52,667
          Director

          Calvin W. Burnett,        992        N/A             55,583
          PH.D, Director

          Anthony W. Deering,       992        N/A             66,333
          Director

          F. Pierce Linaweaver,     992        N/A             55,583
          Director




















          PAGE 86
          John G. Schreiber,        992        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Director(d)

          James S. Riepe,             0        N/A                  0
          Director(d)

          Charles P. Smith,           0        N/A                  0
          Director(d)

          Peter Van Dyke,             0        N/A                  0
          Director(d)
          _________________________________________________________________
          U.S. Treasury Money

          Robert P. Black,       $2,306        N/A            $64,583
          Director

          Calvin W. Burnett,      2,306        N/A             55,583
          PH.D, Director

          Anthony W. Deering,     2,306        N/A             66,333
          Director

          F. Pierce Linaweaver,   2,306        N/A             55,583
          Director

          John G. Schreiber,      2,306        N/A             55,667
          Director

          George J. Collins,          0        N/A                  0
          Director(d)

          James S. Riepe,             0        N/A                  0
          Director(d)

          Charles P. Smith,           0        N/A                  0
          Director(d)

          Peter Van Dyke,             0        N/A                  0
          Director(d)

          (a) Amounts in this Column are for the period June 1, 1994 through May 31, 1995.



















          PAGE 87
          (b) Not applicable. The Fund does not pay pension or retirement benefits to officers or directors/trustees of the Fund.
          (c) Amounts in this column are for calendar year 1994.
          (d) Any director/trustee of the Fund who is an officer or employee of T. Rowe Price receives no remuneration from the Fund.


                           PRINCIPAL HOLDERS OF SECURITIES

              As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

              As of August 31, 1995, Yachtcrew & Co., FBO Spectrum Income Account, State Street Bank and Trust Co., 1776 Heritage Drive-4W, North Quincy, MA 02171-2010 beneficially owned more than 5% of the outstanding shares of the GNMA, High Yield, New Income and Short-Term Bond Funds; FTC & Co., #002, P. O. Box 5508, Attn:
          Datalynx, Denver, CO 80217-5508 and T. Rowe Price Trust Company, Assoc. in Surgery PAPP (UMSA), Attn: Installation Team for Conversion Plan #800302, P. O. Box 17215, Baltimore, MD 21203-7999 beneficially owned more than 5% of the outstanding shares of the U.S. Treasury Intermediate Fund; and T. Rowe Price Trust Co. Inc., Attn: Installation Team for Conversion Assets, New England Electric Plan, 25 Research Drive, Westborough, MA 01582 beneficially owned more than 5% of the outstanding shares of the U.S. Treasury Money Fund.


                            INVESTMENT MANAGEMENT SERVICES

          Services

              Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records;



















          PAGE 88
          registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

              The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          Management Fee

              The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

              The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets

                              0.480%      First $1 billion
                              0.450%      Next $1 billion
                              0.420%      Next $1 billion
                              0.390%      Next $1 billion
                              0.370%      Next $1 billion
                              0.360%      Next $2 billion
                              0.350%      Next $2 billion


















          PAGE 89
                              0.340%      Next $5 billion
                              0.330%      Next $10 billion
                              0.320%      Next $10 billion
                              0.310%      Thereafter

              For the purpose of calculating the Group Fee, the Price
          Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

              The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees for each Fund are listed in the chart below:

                                             Individual Fund Fees

          GNMA Fund                                  0.15%
          High Yield Fund                            0.30%
          New Income Fund                            0.15%
          Personal Strategy Growth Fund              0.30%
          Personal Strategy Balanced Fund            0.25%
          Personal Strategy Income Fund              0.15%
          Prime Reserve Fund                         0.05%
          Short-Term Bond Fund                       0.10%
          Short-Term U.S. Government Fund            0.10%
          U.S. Treasury Intermediate Fund            0.05%
          U.S. Treasury Long-Term Fund               0.05%
          U.S. Treasury Money Fund                   0.00%

              The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, for the fiscal year ended May 31, 1995, three-month fiscal year ended May 31, 1994 and for the fiscal years ended February 28, 1994, and February 28, 1993:



















          PAGE 90
            Fund               1995         1994*      1994        1993

          GNMA              $3,835,000 $ 1,034,000 $ 4,626,000$ 4,102,000
          High Yield         7,367,000   2,197,000  10,554,000  8,014,000
          New Income         6,972,000   1,748,000   7,750,000  7,113,000
          Prime Reserve     14,784,000   3,601,000  13,617,000 15,620,000
          Short-Term Bond    2,280,000     708,000   2,873,000  2,136,000
          Short-Term U.S.
           Government          284,000     100,000     526,000    627,000
          U.S. Treasury        671,000     173,000     755,000    571,000
           Intermediate
          U.S. Treasury        157,000      26,000     180,000    125,000
           Long-Term
          U.S. Treasury      2,341,000     569,000   2,084,000    165,000
           Money
          Personal Strategy         **
           Income
          Personal Strategy         **
           Balance
          Personal Strategy         **
           Growth

          *  For the three-month fiscal year ended May 31, 1994.
          ** Due to the Fund's expense limitation in effect at that time, no management fee was paid by the Fund to T. Rowe Price.

          Limitation on Fund Expenses

             The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Fund for certain expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's assets, and 1.5% of net assets in excess of $100 million. Reimbursement by the Fund to T. Rowe Price of any expenses paid or assumed under a state expense limitation may not be made more than two years after the end of the fiscal year in which the expenses were paid or assumed.

             The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the


















          PAGE 91
          indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.

                            Expense
                            Limitation       Ratio        Reimbursement
           Fund               Period         Limitation       Date

          Personal Strategy July 1, 1994-      0.95%     May 31, 1998
            Income Fund     May 31, 1996
          Personal Strategy July 1, 1994-      1.05%     May 31, 1998
            Balanced Fund   May 31, 1996
          Personal Strategy July 1, 1994-      1.10%     May 31, 1998
            Growth Fund     May 31, 1996
          Short-Term U.S.
           Government+      March 1, 1994-     0.70%     May 31, 1998
                            May 31, 1996
          U.S. Treasury     March 1, 1995-     0.80%     May 31, 1999
           Long-Term++      May 31, 1997

           + The Short-Term U.S. Government Fund previously operated under a 0.40% limitation that expired December 31, 1993. The reimbursement period for this limitation extends through June 30, 1995.
          ++ The Long-Term Fund operated under a 0.80% limitation that expired February 28, 1995. The reimbursement period for this limitation extends through February 28, 1997.

          Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

             Pursuant to the Short-Term U.S. Government Fund's current expense limitation, $329,000 of management fees were not accrued by the Fund for the fiscal year ended May 31, 1995. Pursuant to a previous agreement, $267,000 of unaccrued fees from the prior periods are subject to reimbursement through May 31, 1996.

             Pursuant to the Long-Term Fund's current expense limitation, $66,000 of management fees were not accrued by the Fund for the


















          PAGE 92
          fiscal year ended May 31, 1995, of which $58,000 are subject to reimbursement through February 28, 1997 and $8,000 are subject to reimbursement through May 31, 1999. Additionally, $89,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1997. Additionally, $303,000 of unaccrued fees from the prior period for the Fund was subject to reimbursement through February 28, 1995.

          GNMA, High Yield, New Income, Prime Reserve and Short-Term Bond
          Funds

          T. Rowe Price Spectrum Fund, Inc.

             The Fund is a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price Services, Inc. and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

             The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

          All Funds

                                 DISTRIBUTOR FOR FUND

             T. Rowe Price Investment Services, Inc. ("Investment
          Services"), a Maryland corporation formed in 1980 as a wholly-




















          PAGE 93
          owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

             Investment Services is located at the same address as the Fund and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

             Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

             The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

             Investment Services acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.


                                      CUSTODIAN

                State Street Bank and Trust Company is the custodian for the Fund's domestic securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. The Fund (other than the GNMA, Prime Reserve and U.S. Treasury Intermediate, Long-Term and Money Funds) has


















          PAGE 94
          entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of Directors/Trustees in accordance with regulations under the Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.


                                    CODE OF ETHICS

             The Funds' investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in any personal securities transactions. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within five days; or the security is subject to internal trading restrictions. In addition, employees are prohibited from engaging in short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

             Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely


















          PAGE 95
          to brokerage commissions would not normally apply to the Fund (except to the extent it purchases equity securities (High Yield, New Income, and Personal Strategy Funds only)). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.

          How Brokers and Dealers are Selected

             Equity Securities

             In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers,
          T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

             Fixed Income Securities

             Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.




















          PAGE 96
             With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

          How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid

             On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description of Research Services Received from Brokers and
          Dealers

             T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians




















          PAGE 97
          and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

             Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

             T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
          Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
          T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

             Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall



















          PAGE 98
          responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
          Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

          Internal Allocation Procedures

             T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

             Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.






















          PAGE 99
          Miscellaneous

             T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

             From time to time, orders for clients may be placed through a computerized transaction network.

             The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

             Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

             To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through



















          PAGE 100
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

          High Yield, New Income, Personal Strategy, Short-Term Bond, and Short-Term U.S. Government Funds

          Transactions with Related Brokers and Dealers

             As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

             The Board of Directors/Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but



















          PAGE 101
          are not limited to, Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

          Other

             For the fiscal years ended May 31, 1995, February 28, 1994, and February 28, 1993, the Funds engaged in portfolio transactions involving broker-dealers in the following amounts:

               Fund             1995            1994             1993
              ______            ____            ____             ____

          GNMA            $2,605,743,000  $ 2,306,951,000 $ 1,528,454,000
          High Yield      14,045,057,000   18,554,222,000  16,168,606,000
          New Income       5,469,278,000   20,265,475,000  15,193,999,000
          Prime Reserve   53,302,615,000   29,024,172,000  36,478,989,000
          Short-Term Bond  4,874,827,000    4,266,837,000   5,805,958,000
          Short-Term U.S.
          Government       1,033,107,000      793,565,000   1,876,498,000
          U.S. Treasury      235,797,000       81,970,000      91,923,000
          Intermediate
          U.S. Treasury      185,478,000      142,513,000     192,941,000
          Long-Term
          U.S. Treasury    5,593,158,000    3,449,951,000   2,804,196,000
          Money
          Personal Strategy  178,662,000
           Income
          Personal Strategy   70,729,000
           Balanced
          Personal Strategy  111,347,000
           Growth

             The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the three-month fiscal year ended May 31, 1994:






















          PAGE 102
               Fund                             1994
               _____                            ____

          GNMA                             $  620,027,000
          High Yield                        4,476,795,000
          New Income                        1,649,029,000
          Prime Reserve                     5,945,733,000
          Short-Term Bond                   1,149,888,000
          Short-Term U.S. Government           63,449,000
          U.S. Treasury Intermediate           35,433,000
          U.S. Treasury Long-Term              85,972,000
          U.S. Treasury Money                  10,087,000

             With respect to the GNMA, Prime Reserve, Short-Term U.S. Government, U.S. Treasury Intermediate, Long-Term and Money Funds the entire amount for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal year ended May 31, 1995, three-month fiscal year ended May 31, 1994, and for the fiscal years ended February 28, 1994, and February 28, 1993.

             With respect to the New Income and Short-Term Bond Funds, the entire amount for the three-month fiscal year ended May 31, 1994 represented principal transactions as to which the Bond Funds have no knowledge of the profits or losses realized by the respective broker-dealers.

             With respect to the High Yield Fund, for the fiscal year ended May 31, 1995, $4,398,879,000 consisted of principal transactions as to which the Fund has no knowledge of the profits or losses realized by the respective broker-dealers; and $77,916,000 involved trades with brokers acting as agents or underwriters, in which such broker received total commissions, including discounts received in connection with underwritings of $1,385,000.

             With respect to the High Yield, New Income, Short-Term Bond, Personal Strategy Income, Personal Strategy Growth, and Personal Strategy Balanced Funds, the following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended May 31, 1995, February 28, 1994, and February 28, 1993:





















          PAGE 103
               Fund             1995            1994             1993
              ______            ____            ____             ____

          High Yield     $13,782,740,000  $17,956,306,000 $15,737,460,000
          New Income       5,469,278,000   20,206,382,000  15,189,019,000
          Short-Term Bond  4,874,827,000    4,266,837,000   5,805,958,000
          Personal Strategy
           Income            170,562,000               --              --
          Personal Strategy
           Growth             62,481,000               --              --
          Personal Strategy
           Balanced          103,137,000               --              --

               The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended May 31, 1995, February 28, 1994, and February 28, 1993:

               Fund             1995            1994             1993
              ______            ____            ____             ____

          High Yield        $262,317,000     $597,916,000   $ 431,147,000
          New Income                   0       59,093,000       4,980,000
          Short-Term Bond              0                0               0
          Personal Strategy    8,100,000               --              --
           Income
          Personal Strategy    8,248,000               --              --
           Growth
          Personal Strategy    8,210,000               --              --
           Balanced

               The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended May 31, 1995, February 28, 1994, and February 28, 1993:






























          PAGE 104
               Fund             1995            1994             1993
              ______            ____            ____             ____

          High Yield          $4,704,000      $16,730,000      $3,661,000
          New Income                   0          169,000          20,000
          Short-Term Bond              0                0               0
          GNMA                     3,000               --              --
          Personal Strategy       47,000               --              --
           Income
          Personal Strategy       11,000               --              --
           Growth
          Personal Strategy       13,000               --              --
           Balanced

               The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to
          T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds for the fiscal year ended May 31, 1995, three-month fiscal year ended May 31, 1994, and for the fiscal years ended February 28, 1994, and February 28, 1993, are shown below:

               Fund                 1995   1994*      1994     1993
              ______                ____    ____      ____     ____

          GNMA                       97%     98%       91%      91%
          High Yield                 97%     48%       70%      70%
          New Income                 73%     68%       61%      61%
          Prime Reserve              90%     78%       87%      81%
          Short-Term Bond            66%     83%       61%      84%
          Short-Term U.S.            81%
          Government                        100%      100%      94%
          U.S. Treasury              95%     87%       85%      98%
          Intermediate
          U.S. Treasury Long-Term   100%    100%       98%      99%
          U.S. Treasury Money        67%     32%       66%      75%
          Personal Strategy          30%      --        --      --
           Income
          Personal Strategy          30%      --        --      --
           Growth
          Personal Strategy          40%      --        --      --
           Balanced

          * For the three-month fiscal year ended May 31, 1994.





















          PAGE 105
               The portfolio turnover rates for the following Funds for the fiscal year ended May 31, 1995, the three-month fiscal year ended May 31, 1994, and for the fiscal years ended February 28, 1994, and February 28, 1993, are as follows:

               Fund                 1995   1994*      1994     1993
              ______               _____    ____      ____     ____

          GNMA                     121.3%  151.8%     92.5%    94.2%
          High Yield                74.2%   62.5%    107.0%   104.4%
          New Income                54.1%   91.5%     58.3%    85.8%
          Short-Term Bond          136.9%  222.8%     90.8%    68.4%
          Short-Term U.S.
           Government              100.0%   27.6%     70.4%   110.8%
          U.S. Treasury
           Intermediate             81.1%   45.5%     20.2%    22.8%
          U.S. Treasury Long-Term   99.3%  246.9%     59.4%   165.4%
          Personal Strategy
           Income                   50.5%   --        --       --
          Personal Strategy
           Growth                   25.7%   --        --       --
          Personal Strategy
           Balanced                 25.8%   --        --       --

          * For the three-month fiscal year ended May 31, 1994
            (annualized).

          Prime Reserve Fund

             The Fund, in pursuing its objectives, may engage in short-term trading to take advantage of market variations. The Fund will seek to protect principal, improve liquidity of its securities, or enhance yield by purchasing and selling securities based upon existing or anticipated market discrepancies.

          Money Fund

             The Fund, in pursuing its objectives, may engage in short-term trading to take advantage of market variations. The Fund will seek to protect principal, improve liquidity of its securities, or enhance yield by purchasing and selling securities based upon existing or anticipated market discrepancies.























          PAGE 106
                                PRICING OF SECURITIES

          GNMA, High Yield, New Income, Short-Term Bond, Short-Term U.S. Government, U.S. Treasury Intermediate and Long-Term Funds

              Fixed income securities are generally traded in the over-the-counter market. Investments in domestic securities with remaining maturities of one year or more and foreign securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Domestic securities with remaining maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

              There are a number of pricing services available, and the Board of Directors, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

          High Yield, New Income, and Personal Strategy Funds

              Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

              Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost in local currency which, when combined with accrued interest, approximates fair value.





















          PAGE 107
          Prime Reserve and U.S. Treasury Money Funds

              Securities with more than 60 days remaining to maturity are stated at fair value which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities originally purchased with remaining maturities of 60 days or less are valued at amortized cost. In addition, securities purchased with maturities in excess of 60 days, but which currently have maturities of 60 days or less, are valued at their amortized cost for the 60 days prior to maturity- -such amortization being based on the fair value of the securities on the 61st day prior to maturity.

          All Funds

              For the purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank.

              Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value, as determined in good faith by or under the supervision of officers of the Funds, as authorized by the Board of Directors.

          Prime Reserve and U.S. Treasury Money Funds

                       Maintenance of Net Asset Value Per Share

              It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by rounding to the nearest one cent. This method of valuation is commonly referred to as "penny rounding" and is permitted by Rule 2a-7 under the Investment Company Act of 1940. Under Rule 2a-7:

              (a) the Board of Directors of the Fund must undertake to assure, to the extent reasonably practical taking into account current market conditions affecting the Fund's investment objectives, that the Fund's net asset value will not deviate from $1.00 per share;

          Prime Reserve Fund

              (b) the Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of


















          PAGE 108
              maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days (or in the case of U.S. government securities greater than 762 days), and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

          Money Fund

              (b) The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 762 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

          Prime Reserve and U.S. Treasury Money Funds

              (c) the Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

              (d) the Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable price per share under the penny rounding method; and (ii) the Fund will continue to use the penny rounding method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.

              Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the


















          PAGE 109
          nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

          Prime Reserve Fund

              Prime Money Market Securities Defined. Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the Investment Company Act of 1940. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the Fund's Board of Directors.

          All Funds

                              NET ASSET VALUE PER SHARE

              The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

              Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities


















          PAGE 110
          owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or
          (d) exist.


                             DIVIDENDS AND DISTRIBUTIONS

              Unless you elect otherwise, the Fund's annual capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

              The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

              A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of its tax year-end to avoid federal income tax.

              At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On May 31, 1995, the books of each Fund


















          PAGE 111
          indicated that each Fund's aggregate net assets included undistributed net income, net realized capital gains, and unrealized appreciation which are listed below.

                                              Net Realized    Unrealized
                                Undistributed    Capital     Appreciation/
            Fund                 Net Income  Gains/(Losses) (Depreciation)

          GNMA                   $(4,773,629) $(6,992,148)    $37,254,075
          High Yield               2,561,608  (79,799,320)     50,036,921
          New Income               2,666,066  (11,115,122)     68,296,084
          Prime Reserve            1,764,968      613,219       2,004,740
          Short-Term Bond            311,727  (28,959,393)     15,247,053
          Short-Term U.S.
           Government               (587,703)  (5,752,700)      4,951,808
          U.S. Treasury Intermediate 250,112   (2,130,422)      6,380,170
          U.S. Treasury Long-Term     12,190   (1,278,210)      5,909,908
          U.S. Treasury Money         81,340       57,856         147,449
          Personal Strategy Income    127,910      50,942       1,677,355
          Personal Strategy Balanced   47,182       1,402       1,161,787
          Personal Strategy Growth     81,023      10,512         991,622

              If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

          Taxation of Foreign Shareholders

              The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

              To the extent a Fund invests in foreign securities, the following would apply:



















          PAGE 112
          Passive Foreign Investment Companies

              Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the funds expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

              To avoid such tax and interest, the Funds in accordance with tax regulations, intend to treat these securities as sold on the last day of a Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which a Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

          Foreign Currency Gains and Losses

              Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, to the extent such dividend has already been paid, it may be reclassified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.


                                  YIELD INFORMATION

              From time to time, the Fund may advertise a yield figure calculated in the following manner:

          GNMA and Short-Term U.S. Government Funds

              In conformity with regulations of the Securities and Exchange Commission, an income factor is calculated for each security in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses


















          PAGE 113
          which have resulted from prepayments of principal during the period. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

              The yields of the GNMA and Short-Term U.S. Government Funds calculated under the above-described method for the month ended May 31, 1995 were 7.16% and 5.89%, respectively.

          High Yield, New Income, Short-Term Bond, U.S. Treasury
          Intermediate and U.S. Treasury Long-Term Funds

              An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursements are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

              The yields of the High Yield, New Income, Short-Term Bond, Intermediate and Long-Term Funds calculated under the above-described method for the month ended May 31, 1995, were 9.03%, 6.53%, 5.94%, 6.02% and 6.48%, respectively.

          Prime Reserve and U.S. Treasury Money Funds

              The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the


















          PAGE 114
          period to obtain the base period return. This base period return is divided by the number of days in the period then multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

              The seven-day yields ending May 31, 1995 for the Prime Reserve and U.S. Treasury Money Funds were 5.47% and 5.32%, respectively, and the Funds' compound yield for the same period were 5.62% and 5.46%, respectively.

          All Funds

                                INVESTMENT PERFORMANCE

          Total Return Performance

              The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

































          PAGE 115
                       Cumulative Performance Percentage Change

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/95   5/31/95   5/31/95     5/31/95

          GNMA Fund

          T. Rowe Price GNMA Fund   12.11%   53.09%                113.86%
                                                                 (11/26/85)
          Salomon Brothers 30-Year
           GNMA Index               11.32    57.28                 143.34
          Lehman Brothers GNMA
           Bond Index               11.57    55.87                 139.23
          Lipper GNMA Funds Average 10.18    49.86                 115.84

          High Yield Fund

          T. Rowe Price High
           Yield Fund                7.09%   68.43%    150.74%     176.85%
                                                                 (12/31/84)
          Merrill Lynch High
           Yield Index              14.43    96.75     217.54      253.79
          Merrill Lynch Medium Quality
           Long Corporate Index     16.25    76.97     215.65      257.08
          Lipper's Average of High
           Current Yield Funds       7.67    84.71     156.57      182.67

          New Income Fund

          T. Rowe Price New
           Income Fund              11.13%   54.75%    139.69%     563.52%
                                                                 (8/31/73)
          Salomon Bros. Broad
           Investment Grade Index   11.52    59.07     162.24      N/A
          Salomon Bros. High Grade
           Corporate Bond Index     15.79    72.73     205.69      672.74
          Lehman Bros. Govt./Corp.
           Bond Index               11.61    59.48     158.85      626.52
          Lipper Corporate Bond Fund's
           -A Rated Average         10.67    56.68     148.15      562.22
























          PAGE 116
          Personal Strategy Funds

          Personal Strategy Income                                  12.90%
                                                                 (7/29/94)
            S&P 500                                                 19.30
            Lehman Bros. Gov't/Corp.                                 9.68
             Bond Index

          Personal Strategy Balanced                                14.35
                                                                 (7/29/94)
            S&P 500                                                 19.30
            Lehman Bros. Gov't/Corp.                                 9.68
             Bond Index

          Personal Strategy Growth                                  15.65%
                                                                 (7/29/94)
            S&P 500                                                 19.30
            Lehman Bros. Gov't/Corp.                                 9.68
             Bond Index

          Short-Term Bond Fund

          T. Rowe Price Short-Term
           Bond Fund                 3.41%   34.89%     93.11%     126.51%
                                                                 (3/2/84)
          T. Rowe Price Prime
          Reserve Fund               4.85    24.08      76.35      336.68
                                                                 (1/26/76)
          IBC/Donoghue Average of all
           Taxable Money Funds       4.83    24.38      76.01*     319.15*
                                                                 (1/21.76)
          Lehman Bros. 1-3 Year
           Govt./Corp. Bond Index    7.46    42.96     114.27      155.17
                                                                 (2/29/84)
          Lipper Short Investment
           Grade Debt Funds Average  6.69    41.75     113.19      151.07
                                                                 (2/29/84)

          Short-Term U.S. Government Fund

          T. Rowe Price Short-Term
           U.S. Government Fund, Inc.6.14%                          14.88%
                                                                 (9/30/91)
          Lipper Average of Adjustable
           Rate Mortgage Funds       1.62                           13.88
          Merrill Lynch 1-3 Year
           Govt. Index               7.44                           24.04


















          PAGE 117
          Salomon Brothers 1-Year
           Treasury Index            6.41                           19.16
          Salomon Brothers 2-Year
           Treasury Index            7.55                           24.26

          U.S. Treasury Intermediate Fund

          T. Rowe Price U.S. Treasury
           Intermediate Fund         9.29%   50.81                  58.05%
                                                                 (9/29/89)
          Salomon 1-7 year
           Treasury Index            8.40    49.37                  57.12

          U.S. Treasury Long-Term Fund

          T. Rowe Price U.S. Treasury
           Long-Term Fund           15.24    62.70                  67.60
                                                                 (9/29/89)
          Salomon Treasury Index    10.90    57.66                  64.38

                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/95   5/31/95   5/31/95     5/31/95

          GNMA Fund

          T. Rowe Price GNMA Fund   12.11%    8.89%                  8.32%
                                                                 (11/26/85)
          Salomon Brothers 30-Year
           GNMA Index               11.32     9.48                   9.82
          Lehman Brothers GNMA Bond
           Index                    11.57     9.28                   9.62
          Lipper GNMA Funds Average 10.18     8.42                   8.42

          High Yield Fund

          T. Rowe Price
           High Yield Fund           7.09%   10.99%      9.63%      10.10%
                                                                 (12/31/84)
          Merrill Lynch High
           Yield Index              14.43    14.49      12.25       12.68
          Merrill Lynch Medium Quality
           Long Corporate Index     16.25    12.09      12.18       12.78
          Lipper's Average of High
           Current Yield Funds       7.67    12.99       9.78       10.39


















          PAGE 118

          New Income Fund

          T. Rowe Price
           New Income Fund          11.13%    9.13%      9.14%       9.09%
                                                                 (8/31/73)
          Salomon Bros. Broad
           Investment Grade Index   11.52     9.73      10.12      N/A
          Salomon Bros. High Grade
           Corporate Bond Index     15.79    11.55      11.82        9.86
          Lehman Bros. Govt./Corp.
           Bond Index               11.61     9.79       9.98        9.55
          Lipper Corporate Bond Fund's
           -A Rated Average         10.67     9.38       9.49        9.05

          Personal Strategy Funds

          Personal Strategy Income                                 N/A
                                                                 (7/29/94)

          Personal Strategy Balanced                               N/A
                                                                 (7/29/94)

          Personal Strategy Growth                                 N/A
                                                                 (7/29/94)

          Short-Term Bond Fund

          T. Rowe Price Short-Term
           Bond Fund                 3.41     6.17       6.91        7.54
                                                                 (3/2/84)
          T. Rowe Price Prime
           Reserve Fund              4.85     4.41       5.84        7.92
                                                                 (1/26/76)
          IBC/Donoghue Average of all
           Taxable Money Funds       4.83     4.46       5.82        7.69
                                                                 (1/31/76)
          Lehman Bros. 1-3 Year
           Govt./Corp. Bond Index    7.46     7.41       7.92        8.69
                                                                 (2/29/84)
          Lipper Short Investment
           Grade Debt Funds Average  6.69     7.23       7.86        8.53
                                                                 (2/29/84)






















          PAGE 119
          Short-Term U.S. Government Fund

          T. Rowe Price Short-Term U.S.
           Government Fund, Inc.     6.14%                           3.86%
                                                                 (9/30/91)
          Lipper Average of Adjustable
           Rate Mortgage Funds       1.62                            3.59
          Merrill Lynch 1-3 Year
           Govt. Index               7.44                            6.05
          Salomon Brothers 1-Year
           Treasury Index            6.41                            4.89
          Salomon Brothers 2-Year
           Treasury Index            7.55                            6.10

          U.S. Treasury Intermediate Fund

          T. Rowe Price U.S. Treasury
           Intermediate Fund         9.29     8.56                   8.41
                                                                 (9/29/89)
          Salomon 1-7 Year Treasury
           Index                     8.40     8.36                   8.30

          U.S. Treasury Long-Term Fund

          T. Rowe Price U.S. Treasury
           Long-Term Fund           15.24    10.22                   9.54
                                                                 (9/29/89)
          Salomon Treasury Index    10.90     9.53                   9.16

          Outside Sources of Information

            From time to time, in reports and promotional literature, one or more of the T. Rowe Price funds, including this Fund, may compare its performance to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured. Performance may also be compared to (1) indices of broad groups of managed or unmanaged securities considered to be representative of or similar to Fund portfolio holdings; such as: Lipper Analytical Services, Inc., "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication which tracks net assets, total return, principal return and yield on approximately 950 fixed income mutual funds offered in the United States; Morningstar, Inc., is


















          PAGE 120
          a widely used independent research firm which rates mutual funds by overall performance, investment objectives and assets.; (2) other mutual funds; or (3) other measures of performance set forth in publications such as:

            Advertising News Service, Inc., "Bank Rate Monitor+ - The Weekly Financial Rate Reporter" is a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift institutions in the U.S., including loan rates offered by these banks.

            IBC/Donoghue Organization, Inc., "IBC/Donoghue's Money Fund Report" is a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 380 money market mutual funds offered in the U.S. These funds are broken down into various categories such as U.S. Treasury, Domestic Prime and Euros, Domestic Prime and Euros and Yankees, and Aggressive.

            First Boston High Yield Index. It shows statistics on the Composite Index and analytical data on new issues in the marketplace and low-grade issuers.

            Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices" is a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices tracked by Merrill Lynch, together with the par weighted characteristics of each Index. The index used as a benchmark for the High Yield Fund is the High Yield Index. The two indices used as benchmarks for the Short-Term Bond Fund are the 91-Day Treasury Bill Index and the 1-2.99 Year Treasury Note Index.

            Salomon Brothers Inc., "Analytical Record of Yields and Yield Spreads" is a publication which tracks historical yields and yield spreads on short-term market rates, public obligations of the U.S. Treasury and agencies of the U.S. government, public corporate debt obligations, municipal debt obligations and preferred stocks.

            Salomon Brothers Inc., "Bond Market Round-up" is a weekly publication which tracks the yields and yield spreads on a large, but select, group of money market instruments, public corporate debt obligations, and public obligations of the U.S. Treasury and agencies of the U.S. Government.




















          PAGE 121
            Salomon Brothers Inc., "High Yield Composite Index" is an index which provides performance and statistics for the high yield market place.

            Salomon Brothers Inc., "Market Performance" is a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad investment - Grade Bond Index and the components of the Index.

            Shearson Lehman Brothers, Inc., "The Bond Market Report" is a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp. Index and Shearson Lehman Aggregate Bond Index, as well as all the components of these Indices.

            Telerate Systems, Inc., is a market data distribution network which tracks a broad range of financial markets including, the daily rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

            Wall Street Journal, is a national daily financial news publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities.

            Indices prepared by the research departments of such financial organizations as Shearson Lehman/American Express Inc., and Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

            Performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, etc. will also be used.

          All Funds

          IRAs

               An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their


















          PAGE 122
          underlying IRA investments as their time to retirement and tolerance for risk changes.

          Other Features and Benefits

               The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan; the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; the Retirement Planning Kit (also available in a PC version) includes a detailed workbook to determine how much money you may need for retirement and suggests how you might invest to achieve your objectives; and the Retirees Financial Guide which includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggests how you might invest to reach your goal. Tax Considerations for Investors discusses the tax advantages of annuities and municipal bonds and how to assess whether they are suitable for your portfolio, reviews pros and cons of placing assets in a gift to minors account and summarizes the benefits and types of tax-deferred retirement plans currently available. Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest, determine risk "comfort zone" and select diversified investment mix; and the How to Choose a Bond Fund guide which discusses how to choose an appropriate bond fund for your portfolio. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met.

               To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown below.



















          PAGE 123
                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/94

                                    50 years   20 years  10 years 5 years

          Small-Company Stocks        14.4%      20.3%     11.1%    11.8%

          Large-Company Stocks        11.9       14.6      14.4      8.7

          Foreign Stocks               N/A       16.3      17.9      1.8

          Long-Term Corporate Bonds    5.3       10.0      11.6      8.4

          Intermediate-Term U.S.
            Gov't. Bonds               5.6        9.3       9.4      7.5

          Treasury Bills               4.7        7.3       5.8      4.7

          U.S. Inflation               4.5        5.5       3.6      3.5

          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.

             Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown below.































          PAGE 124
                        Performance of Retirement Portfolios*

                      Asset Mix      Average Annualized      Value
                                      Returns 20 Years         of
                                       Ended 12/31/94       $10,000
                                                           Investment
                                                          After Period
                   ________________  __________________   ____________

                                         Nominal  Real   Best Worst
          Portfolio Growth Income Safety Return Return** Year Year

          I.   Low
               Risk   40%   40%    20%   12.4%   6.9%   24.9%  0.1%$ 92,515

          II.  Moderate
               Risk   60%   30%    10%   13.5%   8.1%   29.1% -1.8%$118,217

          III. High
               Risk   80%   20%     0%   14.5%   9.1%   33.4% -5.2%$149,200

          Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates, and Ibbotson Associates.

          * Based on actual performance for the 20 years ended 1994 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-94 and Lehman Brothers Government/Corporate Bond Index from 1975), and 30-day Treasury bills from January 1975 through December 1994. Past performance does not guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.5% for the 20-year period ended 12/31/94.

          Insights

              From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds,


















          PAGE 125
          growth stock investing, conservative stock investing, value investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.

          Other Publications

              From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., reference may be made to economic, financial and political developments in the U.S. and abroad and their effect on securities prices. Such discussions may take the form of commentary on these developments by T. Rowe Price mutual fund portfolio managers and their views and analysis on how such developments could affect investments in mutual funds.

          Redemptions in Kind

               In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

          Issuance of Fund Shares for Securities

               Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

          All Funds, except GNMA Fund

                                    CAPITAL STOCK

               The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of


















          PAGE 126
          any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

               Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of


















          PAGE 127
          the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
          Section 16(c) of the Investment Company Act of 1940.

          GNMA Fund

                               DESCRIPTION OF THE FUND

               For tax and business reasons, the Fund was organized in 1985 as a Massachusetts Business Trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company, commonly known as a "mutual fund."

               The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro rata share of the net assets of the Fund.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in


















          PAGE 128
          which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

               Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

               Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.


                       FEDERAL AND STATE REGISTRATION OF SHARES

               The Fund's shares are registered for sale under the Securities Act of 1933, and the Fund or its shares are registered under the laws of all states which require registration, as well as the District of Columbia and Puerto Rico.





















          PAGE 129
                                    LEGAL COUNSEL

               Shereff, Friedman, Hoffman, & Goodman LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Fund.


                               INDEPENDENT ACCOUNTANTS

          GNMA, High Yield, Intermediate, Long-Term, New Income, Prime Reserve, Short-Term Bond and Money Funds

               Price Waterhouse LLP, 7 St. Paul Street, Suite 1700, Baltimore, Maryland 21202, are independent accountants to the Fund.

               Effective June 1, 1994, Price Waterhouse LLP became the independent accountants to the Intermediate and Long-Term Funds.

          Personal Strategy, and Short-Term U.S. Government Funds

               Coopers & Lybrand L.L.P., 217 East Redwood Street,
          Baltimore, Maryland 21202, are independent accountants to the Fund.

          Financial Statements

               The financial statements of the Fund for the year ended May 31, 1995, and the report of independent accountants are included in the Fund's Annual Report for the year ended May 31, 1995.
          A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended May 31, 1995, are incorporated into this Statement of Additional Information by reference:






























          PAGE 130
                              ANNUAL REPORT REFERENCES:

                                                HIGH      NEW      PRIME
                                      GNMA     YIELD    INCOME    RESERVE
                                      ____     ______   _______   ________

          Report of Independent
           Accountants                 13        18       15          13
          Statement of Net Assets,
           May 31, 1995               6-7      7-12     6-10         5-8
          Statement of Operations,
           fiscal year ended
           May 31, 1995                 8        13       10           9
          Statement of Changes in Net
           Assets, fiscal year
           ended May 31, 1995, three
           months ended May 31, 1994,
           and fiscal year ended
           February 28, 1994            9        14       11          10
          Notes to Financial
           Statements,
           May 31, 1995             10-11     15-16    12-13       10-11
          Financial Highlights         12        17       14          12

                                                       U.S.
                                       SHORT-        TREASURY
                                      TERM BOND       MONEY
                                    _____________  ____________

          Report of Independent
           Accountants                     15            19
          Statement of Net Assets,
           May 31, 1995                   6-9          7-10
          Statement of Operations,
           fiscal year ended
           May 31, 1995                    10            10
          Statement of Changes in Net
           Assets, fiscal year
           ended May 31, 1995, three
           months ended May 31, 1994,
           and fiscal year ended
           February 28, 1994               11            11
          Notes to Financial Statements,
           May 31, 1995                 12-13         14-16
          Financial Highlights             14            16




















          PAGE 131
                                     SHORT-TERM        U.S.         U.S.
                                        U.S.         TREASURY     TREASURY
                                     GOVERNMENT    INTERMEDIATE  LONG-TERM
                                   ______________   __________   __________

          Report of Independent
           Accountants                  13             19           19
          Statement of Net Assets,
           May 31, 1995                  7           7-10         7-10
          Statement of Operations,
           fiscal year ended
           May 31, 1995                  8             10           10
          Statement of Changes in Net
           Assets, fiscal year
           ended May 31, 1995, three
           months ended May 31, 1994,
           and fiscal year ended
           February 28, 1994             9             12           13
          Notes to Financial Statements,
           May 31, 1995              10-11          14-16        14-16
          Financial Highlights          12             17           18

                                                    Personal Strategy
                                                      Balanced Fund
                                                         Annual
                                                       Report Page

          Statement of Net Assets,
           May 31, 1995                                   12-16
          Statement of Operations, July 29, 1994
           (Commencement of Operations) to
           May 31, 1995                                    22
          Statement of Changes in Net Assets, July 29,
           1994 (Commencement of Operations) to
           May 31, 1995                                    23
          Notes to Financial Statements,
           May 31, 1995                                   24-26
          Financial Highlights, July 29, 1994
           (Commencement of Operations) to
           May 31, 1995                                    26

























          PAGE 132
                                                    Personal Strategy
                                                       Growth Fund
                                                         Annual
                                                       Report Page

          Statement of Net Assets,
           May 31, 1995                                   17-21
          Statement of Operations, July 29, 1994
           (Commencement of Operations) to
           May 31, 1995                                    22
          Statement of Changes in Net Assets, July 29,
           1994 (Commencement of Operations) to
           May 31, 1995                                    23
          Notes to Financial Statements,
           May 31, 1995                                   24-26
          Financial Highlights, July 29, 1994
           (Commencement of Operations) to
           May 31, 1995                                    26

                                                    Personal Strategy
                                                       Income Fund
                                                         Annual
                                                       Report Page

          Statement of Net Assets,
           May 31, 1995                                   7-11
          Statement of Operations, July 29, 1994
           (Commencement of Operations) to
           May 31, 1995                                    22
          Statement of Changes in Net Assets, July 29,
           1994 (Commencement of Operations) to
           May 31, 1995                                    23
          Notes to Financial Statements,
           May 31, 1995                                   24-26
          Financial Highlights, July 29, 1994
           (Commencement of Operations) to
           May 31, 1995                                    26


                             RATINGS OF COMMERCIAL PAPER

          High Yield, Prime Reserve, Short-Term Bond, and Short-Term U.S. Government Funds

          Moody's Investors Service, Inc.: The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the


















          PAGE 133
          following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

          Standard & Poor's Corporation: Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

          Prime Reserve Fund

          Fitch Investors Service, Inc.: Fitch 1 - Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2 - Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


                         RATINGS OF CORPORATE DEBT SECURITIES

          High Yield, New Income, Personal Strategy, Short-Term Bond, and Short-Term U.S. Government Funds

          Moody's Investors Services, Inc. (Moody's)

             Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."



















          PAGE 134
             Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

             A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

             Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

             B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

          Standard & Poor's Corporation (S&P)

             AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

             AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.




















          PAGE 135
             A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

             BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

             BB, C, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             D-In default.

          Fitch Investors Service, Inc.

             AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral, security or direct lien on specific property.
          Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

             AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.